UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2014

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 25

Financial Statements  page  68

Notes to Financial Statements  page 89

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed-asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

Seeks high total investment return through a combination of current income and capital appreciation

Market Conditions

In January 2014, the U.S. Federal Reserve (the Fed) began tapering its quantitative easing (QE) program. The Fed reduced its monthly bond purchases by $10 billion per policy meeting, with the goal of concluding the program in October 2014. Despite the reduced Fed bond buying, the fixed income market remained resilient. By the third quarter of 2014, global unrest in the Middle East and Eastern Europe triggered market volatility. Additionally, more hawkish announcements from the Fed created uncertainty surrounding future rate policy.

Against a backdrop of a rallying U.S. dollar, foreign currencies struggled during 2014. In particular, the New Zealand and Australian dollars sagged due to concerns about slower economic growth in China and waning demand for commodities. During the third quarter of 2014, the Central Bank of New Zealand stated its intention to weaken the local currency, prompting an immediate selloff. In general, U.S. Treasuries benefited from recent market conditions. Yields on short-maturity securities rose, but yields on 10- and 30-year Treasuries fell.

Portfolio Review

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles Core Plus Bond Fund returned 7.43%. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.96%.

Explanation of Fund Performance

An overweight position in investment-grade securities, with an emphasis on securities with BBB ratings and a focus on strong relative value, aided Fund performance. Security selection among the investment-grade securities of companies in the industrials sector was a strong contributor to the Fund’s outperformance. Selected companies in the energy, communications and capital goods sectors also drove results. Investment-grade securities in the financial and utilities sectors also contributed to returns, primarily due to the performance of selected banking and electric companies. Exposure to out-of-benchmark (securities not held by the benchmark) high-yield bonds significantly contributed to performance, as investors’ demand for yield lifted the market. Bonds with BB and B ratings

1  |

were the largest contributors on a relative basis. Strong security selection within high-yield industrials bolstered fund performance, as selected companies within the communications and basic industrial sectors also performed well. High-yield securities in the financials and utilities sectors also generated positive results. In addition, we opportunistically increased the fund’s out-of-benchmark, non-U.S.-dollar holdings. Securities denominated in the euro aided fund performance, as selected peripheral European bonds performed well. Underweight allocations to U.S. Treasuries and Agencies also contributed to performance.

The fund continued to hold a significantly lower position in mortgage-backed securities relative to the benchmark. This positioning detracted from performance. In addition, holdings denominated in the Brazilian real and Philippine peso weighed on performance. Security selection and the dislocation experienced in emerging markets in January and July limited performance in non-U.S. dollar markets. Meanwhile, we shortened the fund’s duration (price sensitivity to interest rate changes) during the period, and this positioning detracted from performance.

Outlook

We expect some volatility in non-government sectors once the Fed finally moves away from calendar-based guidance to its stated goal of economic data-based guidance, meaning that economic data will drive Fed guidance rather than a specific timeline. By the end of the reporting period, the Fed’s expected transition to monetary policy “normalization” pressured the riskier market sectors. Non-Treasury sectors, including investment grade, high yield, emerging markets and credit structured products, experienced wider spreads (the yield differences between Treasury and non-Treasury securities of similar maturity) as investors prepared for an eventual hike in short-term interest rates. It’s important to note that when this policy shift occurs, it will be because the Fed believes the U.S. economic growth outlook has improved enough to justify a less accommodative monetary policy. In considering this shift, the Fed is examining a number of factors, including improved labor markets, stronger hiring, a modest firming in incomes and higher asset prices (also indicative of improved consumer and business sentiment). That being said, we expect a measured pace of Fed tightening due to the fact that global economic growth remains uneven, U.S. economic growth potential remains lower than in previous economic cycles and inflation remains benign.

We believe market technical factors may continue to be subject to pressure in the near term. Investors likely will remain cautious ahead of any Fed action, with a tug of war between investors’ desire to avoid disruptive markets and the significant opportunity cost of staying sidelined in an extraordinarily low-yielding market, with few attractive investment alternatives.

We recently began redeploying liquid assets (generated from gains realized by selling securities issued by European peripheral countries and other fully priced securities) into riskier markets including high-yield bonds, structured products, emerging-markets debt and emerging non-U.S.-dollar denominated securities. Although U.S. high-yield valuations appear fairly full, we are still finding opportunities in selected higher-growth industries in the United States, such as energy.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2004 through September 30, 2014

3  |

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/7/73)
NAV	7.43%	7.08%	6.48%	—%
With 4.50% Maximum Sales Charge	2.59	6.10	5.99	—

Class B (Inception 9/13/93)
NAV	6.56	6.26	5.68	—
With CDSC[1]	1.56	5.94	5.68	—

Class C (Inception 12/30/94)
NAV	6.54	6.27	5.67	—
With CDSC[1]	5.54	6.27	5.67

Class N (Inception 2/1/13)
NAV	7.81	—	—	3.36

Class Y (Inception 12/30/94)
NAV	7.65	7.35	6.75	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	3.96	4.12	4.62	1.68

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

Early in the reporting period, U.S. yields increased due to strong payroll data, but then generally declined for the remainder of the period. In addition, the Federal Reserve (the Fed) announced it would begin tapering quantitative easing (QE) in January 2014. The program is set to conclude in October 2014. Meanwhile, the European Central Bank (ECB) considered launching QE programs as euro zone inflation headed toward zero and growth remained anemic. Japan remained in the midst of a QE program, and many investors expected the Bank of England would be the first central bank to raise rates in 2015.

Although volatility remained consistently low for most of the period, the market experienced less stability as the reporting period drew to a close. High-yield securities generally performed well in the low volatility market, but investors responded to heightened volatility by moving out of low-credit-quality securities and into investment-grade positions, especially in Europe.

The U.S. dollar rally, which resulted in the currency peaking at a four-year high at the end of the reporting period, hampered foreign currency performance as those currencies lost value relative to the dollar. In addition, concerns about slower growth in China, and resulting lower demand for commodities, hurt the New Zealand and Australian dollars. Additionally, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff. The euro also weakened, particularly during the Scottish independence campaign. In general, U.S. Treasuries benefited from the dollar’s strength.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles High Income Fund returned 8.42%. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.20%.

5  |

Explanation of Fund Performance

The Fund’s outperformance primarily resulted from security selection within the investment-grade, high-yield, convertible and securitized segments. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also aided results.

Investment-grade and high-yield securities in the industrial and financial sectors were among the leading contributors to relative performance. Specifically, securities in the communication, consumer cyclical and technology industries dominated returns. In addition, holdings in out-of-benchmark convertible securities (securities not held by the benchmark), including selections within the technology, consumer non-cyclical and basic industrial sectors, were strong contributors to the fund’s performance. Out-of-benchmark positions in securitized investments also aided fund performance.

Meanwhile, out-of-benchmark positions in common stock weighed on performance. Consumer cyclical securities, specifically those in the automotive industry, were the main detractors. A slight overweight position in emerging markets also dragged down performance. Consumer cyclical securities once again were prominent detractors, as exposure to homebuilders in Mexico hampered relative return. Additionally, positions in U.S. Treasuries detracted from absolute and relative performance, primarily due to yield curve positioning.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds have the potential to outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. A number of factors are supportive of this forecast, including the fact that corporate credit fundamentals remain sound, corporate profits are growing and companies that are issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets. We find that opportunities in the high-income market have increased as yields have risen. While we do not foresee a large liquidity drain in fixed-income markets, we constantly monitor these markets for indications of the direction of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

|  6

LOOMIS SAYLES HIGH INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2004 through September 30, 2014

7  |

Average Annual Total Returns — September 30, 20144

	1 Year	5 Years	10 Years

Class A (Inception 2/22/84)
NAV	8.42%	9.53%	7.82%
With 4.50% Maximum Sales Charge	3.47	8.54	7.32

Class B (Inception 9/20/93)
NAV	7.51	8.71	7.00
With CDSC[2]	2.63	8.42	7.00

Class C (Inception 3/2/98)
NAV	7.60	8.70	7.01
With CDSC[2]	6.62	8.70	7.01

Class Y (Inception 2/29/08)[1]
NAV	8.72	9.77	7.99

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[3]	7.20	10.57	8.33

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

LOOMIS SAYLES INTERNATIONAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Class A	LSIAX
David W. Rolley, CFA®	Class C	LSICX
Lynda L. Schweitzer, CFA®	Class Y	LSIYX
Loomis, Sayles & Company, L.P.

Objective

Seeks high total investment return through a combination of high current income and capital appreciation

Market Conditions

The main themes of the 12-month period included low volatility, significant central bank involvement in the markets and rising geopolitical tensions. U.S. interest rates initially traded higher before falling through the first half of 2014 as expectations for short-term rate hikes changed. Softer economic data at the beginning of the year, harsh winter weather and lingering concerns about Asia and several emerging market economies were the driving forces behind moderate and uneven global growth.

The euro zone recovery has been timid overall, and progress has been uneven across the region. The European Central Bank (ECB) became increasingly more accommodative, and yields in core and peripheral countries trended to historically low levels. Indicators of future economic activity suggest continued recovery in coming months, but events such as the Scottish independence referendum and a disinflationary environment heightened concerns. The Bank of Japan maintained its policy stance and asset purchase program. It appeared that April’s consumption tax hike took a larger bite out of economic activity than previously expected.

Emerging markets performed well for most of the period, as valuations were more attractive following last year’s selloff. Despite conflicts between Russia and Ukraine and in the Middle East, many markets remained relatively stable. In addition, it appears China’s policymakers currently are content with marginally slower growth and are not willing to provide much stimulus to accelerate the country’s economy.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles International Bond Fund returned -1.29%. The fund underperformed its benchmark, the Barclays Global Aggregate ex-USD Bond Index, which returned -0.81%.

Explanation of Fund Performance

Issue selection among global Treasuries was the primary detractor from performance during the period. The Fund’s preference for German government bonds over the better-performing government bonds of several peripheral European countries, such as Spain and Italy, weighed on results. Our out-of-benchmark (securities not held by the Fund’s

9  |

benchmark) exposure in short duration (less price sensitivity to interest rate changes) U.S. Treasuries also dragged down performance. Within the corporate space, selected U.S. and European holdings hindered performance. In particular, our issue selection in the U.S. energy and auto loan sectors and the European capital goods, banking and consumer cyclical sectors mitigated returns. Although currency positioning was positive overall, our overweight exposure to the Norwegian krone weighed on results as the currency weakened. Currency forwards, which were used to manage currency risk, also detracted from performance.

Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning was a strong contributor to performance during the period. Specifically, our euro issues in the “belly” of the curve (intermediate maturity range) proved beneficial, as euro yields plummeted due to geopolitical concerns and economic weakness across Europe. Positioning along the U.S. yield curve also contributed to fund performance. From a currency perspective, the fund’s underweight positions in the yen and euro contributed positively. These currencies depreciated versus the U.S. dollar during the 12-month period. Our underweight exposure to the Australian dollar and Canadian dollar also generated positive results. Sector allocation also enhanced performance, with an overweight allocation to the corporate space leading the way. In particular, the fund’s allocations in the U.K. banking, communication and electric sectors were positive. Additionally, an underweight position in government-related sectors aided performance. Interest rate futures, which were used for duration management, also contributed positively to results.

Outlook

We believe the United States will remain the best positioned of the industrialized economies to expand in the near term, lead the global recovery forward and raise interest rates in 2015. Growth, in tandem with the Federal Reserve’s (the Fed’s) decision to end its monthly bond-buying program, known as quantitative easing, in October, should lead to higher U.S. yields, all else being equal. As U.S. growth increases, certain countries may benefit due to their close trading ties with the United States.

Geopolitical stress and lackluster growth have generated concerns about Europe’s short-term prospects. We believe an accommodative ECB should be supportive for local bond markets, and yields likely will remain capped in the near and medium term. The Bank of Japan signaled that monetary easing would be increased following weak growth impacted by April’s tax hike. There may be an inflection point at which yen weakness will start having an adverse effect on Japan’s import pricing and profitability.

In emerging markets, we believe country and currency selections will remain crucial in coming quarters. Selected economies may face slower growth as economic indicators remain anemic and have not yet rebounded to pre-2008 rates. We will closely monitor China’s growth, but we do not anticipate any major financial incidents.

|  10

LOOMIS SAYLES INTERNATIONAL BOND FUND

Growth of $10,000 Investment in Class A Shares3

February 1, 2008 (inception) through September 30, 2014

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	Life of Fund

Class A (Inception 2/1/08)
NAV	-1.29%	2.68%	3.86%
With 4.50% Maximum Sales Charge	-5.71	1.74	3.14

Class C (Inception 2/1/08)
NAV	-2.11	1.91	3.07
With CDSC[1]	-3.06	1.91	3.07

Class Y (Inception 2/1/08)
NAV	-1.05	2.96	4.11

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	-0.81	1.68	2.74

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

11  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA®	Class B	NELBX
Kurt L. Wagner, CFA®, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

Seeks a high current return consistent with preservation of capital

Market Conditions

Weaker-than-expected U.S. growth, geopolitical concerns in Russia/Ukraine and Syria, and central bank actions, including the Federal Reserve’s (the Fed’s) tapering of quantitative easing (QE) and the European Central Bank’s easing of monetary policy, remained in the spotlight during the period. The yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened during the period. This occurred because rates on short- and intermediate-maturity securities increased and rates on long-maturity securities declined. Spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) compressed across most market sectors, including corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Performance Results

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 1.44%. The fund outperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 0.67%.

Explanation of Fund Performance

The Fund’s preference for credit and agency mortgage-backed securities (MBS) over U.S. Treasuries and agency securities primarily accounted for it’s relative outperformance. A large MBS allocation significantly outperformed Treasuries and agencies on a duration-adjusted basis (duration refers to a security’s price sensitivity to interest rate changes), providing strong results for the Fund. As the commercial real estate market improved during the period, the Fund’s non-agency CMBS allocation was a primary contributor to relative performance. Our CMBS focus remained on senior issues within the top tranche (a portion of a specific class of bonds within an offering of fixed income securities), as we continued to find opportunities among seasoned and new issue securities. Agency CMBS also helped buoy performance as they outperformed Treasuries of a similar duration. In addition, the Fund’s agency collateralized mortgage obligations (CMOs) advanced as credit spreads (the yield difference between Treasuries and non-Treasury securities of a similar maturity) tightened.

|  12

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Yield curve positioning was the primary detractor to performance, as we maintained an overweight to the shorter end of the curve, where yields rose, and an underweight to the longer end, where interest rates were flat to slightly negative. In addition, an underweight position in government agencies slightly weighed on gains, as these securities were among the stronger contributors for the benchmark during the period.

Outlook

For agency MBS, we believe Fed buying should absorb most of the net supply for the fourth quarter, and net negative supply should support spreads. However, spreads are narrow on a historical basis, and therefore we would tend to favor an underweight position to the MBS sector for the long-term provided this trend continues. Within the commercial real estate segment, top-tier assets and markets generally have recovered and ended the period at or above prior peak levels. We believe the investment grade CMBS sector remains attractive. Elsewhere, we believe senior AAA-rated ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying subordinated bonds (bonds that rank lower in priority than other bonds in the event the issuing entity experiences financial distress) and bonds that have subsequently been reissued with the same maturities (“off-the-run”), as we believe the impact of credit risk on the price of these bonds creates attractive opportunities to capture additional yield.

Growth of $10,000 Investment in Class A Shares3

September 30, 2004 through September 30, 2014

13  |

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.44%	2.44%	3.40%
With 3.00% Maximum Sales Charge	-1.59	1.81	3.09

Class B (Inception 9/27/93)
NAV	0.69	1.67	2.63
With CDSC[1]	-4.28	1.30	2.63

Class C (Inception 12/30/94)
NAV	0.69	1.67	2.63
With CDSC[1]	-0.31	1.67	2.63

Class Y (Inception 3/31/94)
NAV	1.70	2.69	3.67

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	0.67	1.66	3.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  16

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,022.10	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00
Class B
Actual	$1,000.00	$1,017.90	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class C
Actual	$1,000.00	$1,017.60	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class N
Actual	$1,000.00	$1,023.60	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38
Class Y
Actual	$1,000.00	$1,023.20	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74

*	Expenses are equal to the Fund's annualized expense ratio: 0.79%, 1.54%, 1.54%, 0.47% and 0.54% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,018.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72
Class B
Actual	$1,000.00	$1,014.30	$9.59
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$1,014.60	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55
Class Y
Actual	$1,000.00	$1,019.80	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.13%, 1.90%, 1.89% and 0.88% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$965.80	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37
Class C
Actual	$1,000.00	$962.20	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.15
Class Y
Actual	$1,000.00	$967.90	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.06%, 1.81% and 0.81% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,006.10	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class B
Actual	$1,000.00	$1,002.30	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class C
Actual	$1,000.00	$1,002.30	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class Y
Actual	$1,000.00	$1,007.30	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*	Expenses are equal to the Fund's annualized expense ratio: 0.80%, 1.55%, 1.55% and 0.55% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  20

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the Loomis Sayles International Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund, each of which had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the

21  |

following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund has performed largely in line with its benchmark over the longer term; (3) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or categories; (4) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (5) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on

|  22

Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention

23  |

of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.2% of Net Assets
Non-Convertible Bonds — 88.2%
	ABS Car Loan — 1.9%
$8,905,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,872,932
1,430,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class D, 4.000%, 5/08/2017	1,462,199
2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	2,355,134
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,862,894
3,170,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,138,731
2,040,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	2,034,714
2,345,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	2,341,724
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,951,812
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,520,126
133,309	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	135,391
6,445,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 4/16/2018	6,575,950
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,453,672
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,134,778
2,875,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,896,939
3,185,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,158,443

		43,895,439

	ABS Home Equity — 0.5%
4,661,975	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A	4,668,413
282,763	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	288,482
6,330,246	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	5,907,158

		10,864,053

	ABS Other — 0.5%
3,800,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	3,801,189
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,822,363

		12,623,552

	Aerospace & Defense — 0.2%
3,110,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	3,094,450
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,616,900

		4,711,350

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 0.2%
$3,191,832	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	$3,263,648
1,024,776	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,099,072

		4,362,720

	Automotive — 1.9%
665,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	661,675
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,296,844
2,070,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	2,049,031
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,611,571
12,025,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	13,659,354
5,585,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	6,313,725
6,900,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	7,697,812
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,476,362

		44,766,374

	Banking — 6.5%
6,405,000	Ally Financial, Inc., 3.500%, 1/27/2019	6,228,862
5,000,000	Ally Financial, Inc., 4.750%, 9/10/2018	5,125,000
2,330,000	Ally Financial, Inc., 6.250%, 12/01/2017	2,498,925
9,160,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	9,560,750
6,105,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	6,013,791
13,070,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	13,388,777
3,190,000	Bank of America Corp., 2.650%, 4/01/2019	3,180,223
14,245,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	15,643,261
7,385,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	7,503,160
12,480,000	Citigroup, Inc., 4.050%, 7/30/2022	12,640,156
7,020,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	7,982,968
1,355,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	1,556,665
4,440,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	5,300,414
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,619,001
1,985,000	Hana Bank, 4.250%, 6/14/2017, 144A	2,110,190
13,735,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	14,716,050
2,890,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	3,333,338
9,615,000	Morgan Stanley, 5.750%, 1/25/2021	10,924,544
630,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	706,389
5,595,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	6,301,676
3,535,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	4,048,367
6,700,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	6,959,625

		149,342,132

	Cable Satellite — 1.2%
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021	3,856,300
5,030,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	4,923,112
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	3,091,013
499,000	Cox Communications, Inc., 5.450%, 12/15/2014	503,902
2,775,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	2,738,345
4,080,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	4,592,774

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$1,758,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	$2,068,491
2,215,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	2,794,231
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,916,813

		27,484,981

	Chemicals — 1.8%
3,195,000	Ashland, Inc., 3.875%, 4/15/2018	3,202,988
10,820,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	10,711,800
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,441,596
1,460,000	Methanex Corp., 5.250%, 3/01/2022	1,604,693
7,310,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	7,825,355
2,230,000	Olin Corp., 5.500%, 8/15/2022	2,296,900
5,650,000	PolyOne Corp., 5.250%, 3/15/2023	5,480,500
2,290,000	RPM International, Inc., 3.450%, 11/15/2022	2,228,502
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,207,131

		41,999,465

	Consumer Cyclical Services — 0.4%
2,165,000	Service Corp. International, 5.375%, 1/15/2022	2,186,650
5,995,000	Service Corp. International, 5.375%, 5/15/2024, 144A	6,009,988

		8,196,638

	Consumer Products — 0.2%
1,110,000	Avon Products, Inc., 4.600%, 3/15/2020	1,133,760
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,967,089

		5,100,849

	Diversified Manufacturing — 0.6%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,410,619
12,235,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	12,632,638

		14,043,257

	Electric — 1.2%
3,295,000	AES Corp. (The), 3.234%, 6/01/2019(b)	3,245,575
2,200,000	AES Corp. (The), 7.375%, 7/01/2021	2,464,000
6,090,000	EDP Finance BV, 5.250%, 1/14/2021, 144A	6,329,763
1,085,000	Empresa Nacional de Electricidad S.A., 4.250%, 4/15/2024	1,085,993
4,270,000	FirstEnergy Corp., 2.750%, 3/15/2018	4,287,003
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,064,288
4,435,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	4,385,106
3,740,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,855,469

		26,717,197

	Finance Companies — 3.4%
8,060,000	CIT Group, Inc., 5.375%, 5/15/2020	8,321,950
7,435,000	CIT Group, Inc., 5.500%, 2/15/2019, 144A	7,778,869
8,510,000	International Lease Finance Corp., 3.875%, 4/15/2018	8,446,175
2,750,000	International Lease Finance Corp., 5.750%, 5/15/2016	2,873,750
4,380,000	International Lease Finance Corp., 5.875%, 4/01/2019	4,664,700

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$2,450,000	International Lease Finance Corp., 5.875%, 8/15/2022	$2,560,250
11,320,000	International Lease Finance Corp., 6.250%, 5/15/2019	12,129,380
10,790,000	Navient LLC, 4.875%, 6/17/2019	10,790,000
1,100,000	Navient LLC, MTN, 6.000%, 1/25/2017	1,150,875
9,010,000	Navient LLC, MTN, 6.125%, 3/25/2024	8,784,750
6,560,000	Navient LLC, MTN, 6.250%, 1/25/2016	6,809,280
2,940,000	Navient LLC, MTN, 8.000%, 3/25/2020	3,296,475
120,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	119,100

		77,725,554

	Financial Other — 0.4%
10,465,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	9,706,288

	Food & Beverage — 0.7%
4,920,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	4,772,400
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,286,400
4,455,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	4,900,500
2,635,000	Sysco Corp., 4.350%, 10/02/2034	2,673,305
1,770,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	1,787,700

		15,420,305

	Government Owned – No Guarantee — 8.4%
2,355,000	Abu Dhabi National Energy Co., 2.500%, 1/12/2018, 144A	2,375,465
6,745,000	CEZ AS, 5.625%, 4/03/2042, 144A	7,530,793
6,200,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	6,396,757
5,990,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	6,006,293
5,910,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	6,604,425
1,665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	1,831,084
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,228,301
13,410,000	Federal National Mortgage Association, 2.625%, 9/06/2024	13,191,068
27,425,000	Federal National Mortgage Association, 6.625%, 11/15/2030	38,969,526
5,345,000	Federal National Mortgage Association, 7.250%, 5/15/2030	7,950,067
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,681,000
16,295,000	OCP S.A., 5.625%, 4/25/2024, 144A	16,950,059
6,280,000	OCP S.A., 6.875%, 4/25/2044, 144A	6,752,256
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,212,600
2,895,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A	3,094,176
2,965,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,628,419
20,235,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A(d)	18,413,850
9,610,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	8,512,192
7,260,000	Petrobras International Finance Co., 6.750%, 1/27/2041	7,456,020
1,350,000	Petroleos Mexicanos, 3.125%, 1/23/2019, 144A	1,383,750
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,254,770
12,620,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	13,018,817
15,460,000	Tennessee Valley Authority, 3.500%, 12/15/2042	14,398,841

		194,840,529

	Healthcare — 1.1%
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,651,100
11,560,000	HCA, Inc., 7.500%, 2/15/2022	13,005,000

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$575,000	HCA, Inc., 7.500%, 12/15/2023	$626,750
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,446,698
3,385,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	3,376,537
2,845,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,841,444

		24,947,529

	Home Construction — 0.2%
5,675,000	KB Home, 4.750%, 5/15/2019	5,518,938

	Hybrid ARMs — 0.0%
128,619	FNMA, 1.909%, 2/01/2037	135,732

	Independent Energy — 1.0%
2,840,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	2,939,400
6,505,000	Newfield Exploration Co., 5.750%, 1/30/2022	6,976,612
6,350,000	QEP Resources, Inc., 5.250%, 5/01/2023	6,159,500
3,855,000	Range Resources Corp., 5.000%, 8/15/2022	3,941,738
3,360,000	SM Energy Co., 6.500%, 1/01/2023	3,494,400

		23,511,650

	Industrial Other — 0.8%
575,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	577,156
575,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	578,594
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,504,500
1,650,000	CBRE Services, Inc., 5.000%, 3/15/2023	1,633,335
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,536,800
5,645,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	5,588,550

		19,418,935

	Integrated Energy — 0.4%
8,540,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	8,668,100

	Leisure — 0.2%
3,620,000	Regal Entertainment Group, 5.750%, 3/15/2022	3,629,050

	Media Entertainment — 0.7%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,134,857
7,210,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	7,822,850
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,648,140

		16,605,847

	Metals & Mining — 1.8%
5,605,000	Alcoa, Inc., 6.150%, 8/15/2020	6,177,607
1,335,000	APERAM, 7.375%, 4/01/2016, 144A	1,359,617
1,280,000	APERAM, 7.750%, 4/01/2018, 144A	1,331,200
9,170,000	ArcelorMittal, 7.250%, 3/01/2041	9,192,925
485,000	ArcelorMittal, 7.500%, 10/15/2039	499,550
5,580,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	5,594,162
4,250,000	Goldcorp, Inc., 2.125%, 3/15/2018	4,238,708
5,280,000	Plains Exploration & Production Co., 6.875%, 2/15/2023	5,992,800
6,090,000	Samarco Mineracao S.A., 5.750%, 10/24/2023, 144A	6,260,520
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023	1,455,837

		42,102,926

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 1.9%
$12,340,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	$13,439,334
600,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	683,201
3,565,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,881,394
5,035,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,248,988
3,280,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	3,485,000
2,720,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	2,679,200
5,195,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	5,402,800
10,215,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	9,678,712

		44,498,629

	Mortgage Related — 10.0%
4,001,081	FHLMC, 3.000%, 11/01/2042	3,969,507
15,341,414	FHLMC, 3.500%, with various maturities in 2043(e)	15,704,785
2,636,118	FHLMC, 4.000%, 8/01/2043	2,779,112
296,237	FHLMC, 5.000%, 8/01/2035	327,548
360,942	FHLMC, 5.500%, with various maturities from 2018 to 2040(e)	393,228
29,520	FHLMC, 6.000%, 6/01/2035	33,702
21,044,428	FNMA, 3.500%, with various maturities from 2042 to 2043(e)	21,499,357
2,821,455	FNMA, 4.500%, with various maturities from 2039 to 2041(e)	3,055,838
1,050,996	FNMA, 6.000%, with various maturities from 2016 to 2039(e)	1,194,050
43,881	FNMA, 6.500%, with various maturities from 2029 to 2036(e)	49,788
60,027	FNMA, 7.000%, with various maturities in 2030(e)	67,712
59,613	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	68,912
2,900,000	FNMA (TBA), 2.500%, 11/01/2029(f)	2,909,402
14,255,000	FNMA (TBA), 3.000%, 11/01/2029(f)	14,649,797
33,375,000	FNMA (TBA), 3.500%, 11/01/2044(f)	34,013,819
76,415,000	FNMA (TBA), 4.000%, 11/01/2044(f)	80,288,285
24,650,000	FNMA (TBA), 4.500%, 11/01/2044(f)	26,526,673
752,618	GNMA, 2.106%, 9/20/2063(b)	807,745
181,502	GNMA, 4.144%, 1/20/2063	195,385
158,642	GNMA, 4.323%, 5/20/2063	172,010
209,946	GNMA, 4.423%, 7/20/2063	229,094
1,044,034	GNMA, 4.499%, 12/20/2062	1,137,351
653,135	GNMA, 4.515%, 7/20/2063	714,287
1,164,960	GNMA, 4.522%, 8/20/2062	1,266,857
632,180	GNMA, 4.524%, 5/20/2063	691,855
1,110,786	GNMA, 4.538%, 11/20/2062	1,211,058
2,259,018	GNMA, 4.616%, with various maturities from 2061 to 2062(e)	2,456,827
3,296,817	GNMA, 4.627%, with various maturities from 2061 to 2064(e)	3,584,622
933,087	GNMA, 4.668%, 5/20/2062	1,013,280
363,694	GNMA, 4.673%, 3/20/2062	394,939
3,753,121	GNMA, 4.676%, 4/20/2062	4,086,443
1,025,117	GNMA, 4.698%, 7/20/2061	1,106,884
735,744	GNMA, 4.700%, 10/20/2061	796,698
759,688	GNMA, 5.500%, 4/15/2038	844,346
167,486	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	191,333

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$129,133	GNMA, 6.500%, with various maturities from 2028 to 2032(e)	$147,872
109,336	GNMA, 7.000%, with various maturities from 2025 to 2029(e)	117,634
42,523	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	48,092
11,700	GNMA, 8.000%, 11/15/2029	11,927
42,525	GNMA, 8.500%, with various maturities from 2017 to 2023(e)	43,154
1,702	GNMA, 9.000%, with various maturities in 2016(e)	1,709
1,881	GNMA, 11.500%, with various maturities in 2015(e)	1,890
2,374,985	Government National Mortgage Association, 4.631%, 10/20/2062	2,590,222

		231,395,029

	Non-Agency Commercial Mortgage-Backed Securities — 5.6%
3,680,000	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	3,676,335
81,341	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(b)	81,298
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.781%, 4/10/2049(b)	1,812,242
117,225	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.845%, 6/11/2040(b)	116,681
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.339%, 12/10/2049(b)	1,102,007
8,236,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class D, 2.154%, 6/11/2027, 144A(b)	8,238,718
8,965,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.554%, 6/15/2034, 144A(b)	8,956,851
6,010,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	6,489,724
2,913,925	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.097%, 9/15/2039(b)	3,167,937
1,865,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,025,778
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.173%, 2/15/2041(b)	6,404,574
1,500,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(b)	1,501,663
3,295,000	GP Portfolio Trust, Series 2014-GPP, Class D, 2.904%, 2/15/2027, 144A(b)	3,300,404
411,053	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.014%, 7/10/2038(b)	436,259
2,900,130	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,176,411
13,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	14,256,358
10,103,640	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(b)	11,034,195
7,893,259	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	8,457,185
2,300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,499,329
6,492,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.981%, 6/15/2049(b)	7,032,829

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$378,456	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	$407,748
4,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1.502%, 7/15/2031, 144A(b)	4,110,000
2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.252%, 7/15/2031, 144A(b)	2,205,000
5,045,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,469,249
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,480,230
1,092,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.773%, 4/12/2049(b)	1,170,944
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,027,416
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,182,648
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.831%, 6/11/2042(b)	334,957
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(b)	1,323,944
2,735,000	SCG Trust, Series 2013-SRP1, Class B, 2.654%, 11/15/2026, 144A(b)	2,741,928
934,910	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	999,279
3,350,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,611,451
2,345,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	2,550,488

		129,382,060

	Oil Field Services — 2.3%
2,535,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,724,476
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,895,054
5,705,000	Nabors Industries, Inc., 5.100%, 9/15/2023	6,180,814
6,950,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,262,750
3,445,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	2,911,025
7,150,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	6,041,750
5,950,000	Rowan Cos., Inc., 4.875%, 6/01/2022	6,181,265
1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,608,024
2,430,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	2,430,000
13,140,000	Transocean, Inc., 6.500%, 11/15/2020	13,962,183

		53,197,341

	Packaging — 0.3%
3,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	3,209,500
2,515,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	2,681,619

		5,891,119

	Paper — 0.5%
2,965,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	2,999,415
3,755,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	3,870,098
4,015,000	Rock-Tenn Co., 4.000%, 3/01/2023	4,075,775

		10,945,288

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — 0.9%
$11,450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	$11,764,875
760,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	788,500
3,170,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	3,273,025
5,510,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	5,489,337

		21,315,737

	Property & Casualty Insurance — 0.2%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,674,647

	Refining — 0.7%
5,030,000	Phillips 66, 5.875%, 5/01/2042	5,960,651
10,730,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	10,073,817

		16,034,468

	Retailers — 1.1%
4,440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	4,384,500
14,280,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	14,755,238
5,330,000	SACI Falabella, 3.750%, 4/30/2023, 144A	5,122,157
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,175,625

		25,437,520

	Sovereigns — 1.8%
9,495,000	Indonesia Government International Bond, 6.750%, 1/15/2044, 144A	11,109,150
1,261,000	Mexico Government International Bond, 5.550%, 1/21/2045	1,400,971
4,454,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	5,255,720
5,995,000	Panama Government International Bond, 4.000%, 9/22/2024	5,980,012
5,355,000	Philippine Government International Bond, 4.200%, 1/21/2024	5,649,525
11,835,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	12,261,297

		41,656,675

	Supranational — 2.4%
42,720,000	International Finance Corp., GMTN, 10.000%, 6/12/2017, (BRL)	17,300,924
94,905,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	39,020,485

		56,321,409

	Technology — 1.5%
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,206,400
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,251,697
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	4,030,752
5,465,000	Hewlett-Packard Co., 2.750%, 1/14/2019	5,550,538
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	75,749
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	428,189
6,105,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	6,107,894
14,695,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	14,853,853

		35,505,072

	Tobacco — 0.6%
11,225,000	Reynolds American, Inc., 7.250%, 6/15/2037	14,104,168

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 16.4%
10,580,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	$82,139,810
336,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	7,365,384
365,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	8,712,746
1,350,000	U.S. Treasury Bond, 3.375%, 5/15/2044	1,393,875
9,780,000	U.S. Treasury Bond, 3.625%, 2/15/2044	10,568,512
18,135,000	U.S. Treasury Bond, 3.750%, 11/15/2043	20,044,833
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,386,620
13,876,884	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2024(g)	13,322,891
42,330,000	U.S. Treasury Note, 0.375%, 6/30/2015	42,427,571
141,445,000	U.S. Treasury Note, 0.375%, 3/31/2016(c)	141,478,098
13,030,000	U.S. Treasury Note, 0.375%, 5/31/2016	13,016,761
6,610,000	U.S. Treasury Note, 1.250%, 10/31/2018	6,527,375
7,240,000	U.S. Treasury Note, 1.250%, 4/30/2019	7,095,200
12,950,000	U.S. Treasury Note, 2.500%, 5/15/2024	12,958,094
8,830,000	U.S. Treasury Note, 2.750%, 2/15/2024	9,037,646

		380,475,416

	Wireless — 2.0%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,544,042
6,810,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	7,159,761
300,000	Bharti Airtel International Netherlands BV, 5.350%, 5/20/2024, 144A	319,677
5,960,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	5,929,497
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,971,569
10,330,000	Softbank Corp., 4.500%, 4/15/2020, 144A	10,304,175
11,020,000	Sprint Capital Corp., 6.875%, 11/15/2028	10,524,100
6,225,000	Ymobile Corp., 8.250%, 4/01/2018, 144A	6,567,375

		46,320,196

	Wirelines — 3.8%
5,757,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(h)	5,699,430
2,650,000	CenturyLink, Inc., 5.625%, 4/01/2020	2,733,475
7,175,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	7,210,875
14,723,000	Embarq Corp., 7.995%, 6/01/2036	15,914,091
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,582,875
5,050,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,605,500
5,935,000	Frontier Communications Corp., 8.750%, 4/15/2022	6,676,875
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	430,562
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,264,118
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,190,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,428,528
5,541,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	6,170,768
6,344,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	6,161,927
5,178,000	Verizon Communications, Inc., 2.625%, 2/21/2020, 144A	5,113,042
4,025,000	Verizon Communications, Inc., 5.050%, 3/15/2034	4,264,528
9,440,000	Windstream Corp., 7.500%, 4/01/2023	9,676,000

		89,122,594

	Total Non-Convertible Bonds (Identified Cost $2,033,568,889)	2,041,616,758

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.0%
	Wirelines — 0.0%
2,257,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A (MXN)(h)(i)(j)(k) (Identified Cost $346,907)	$265,482

	Total Bonds and Notes (Identified Cost $2,033,915,796)	2,041,882,240

Senior Loans — 2.7%
	Automotive — 0.2%
278,355	KAR Auction Services, Inc., Term Loan B2, 3.500%, 3/11/2021(b)	273,832
5,544,105	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(b)	5,445,365

		5,719,197

	Building Materials — 0.1%
2,970,000	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(b)	2,909,679

	Cable Satellite — 0.2%
3,631,038	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	3,520,799

	Chemicals — 0.1%
3,592,207	Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan, 3.750%, 2/01/2020(b)	3,516,627

	Diversified Manufacturing — 0.1%
3,002,825	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	2,991,564

	Electric — 0.2%
5,415,007	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,306,707

	Food & Beverage — 0.5%
11,741,000	Aramark Corp., USD Term Loan F, 3.250%, 2/24/2021(b)	11,498,901

	Healthcare — 0.2%
4,089,750	DaVita HealthCare Partners, Inc., Term Loan B, 3.500%, 6/24/2021(b)	4,038,137

	Leisure — 0.2%
4,017,150	Activision Blizzard, Inc., Term Loan B, 3.250%, 10/12/2020(b)	4,003,893

	Media Entertainment — 0.3%
7,035,000	Intelsat Jackson Holdings S.A., Term Loan B2, 3.750%, 6/30/2019(b)	6,911,887

	Metals & Mining — 0.1%
3,613,173	Arch Coal, Inc., Term Loan B, 6.250%, 5/16/2018(b)	3,302,657

	Midstream — 0.3%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(b)	6,096,843

	Pharmaceuticals — 0.2%
3,898,373	Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.154%, 2/27/2021(b)	3,822,862

	Total Senior Loans (Identified Cost $64,824,701)	63,639,753

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.5%
	Banking — 0.1%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$1,836,141
532	Ally Financial, Inc., Series G, 7.000%, 144A	532,499

		2,368,640

	Cable Satellite — 0.4%
8,945,000	NBCUniversal Enterprise, Inc., 5.250%, 144A	9,302,800

	Finance Companies — 0.0%
5,510	SLM Corp., Series A, 6.970%	271,533

	Total Preferred Stocks (Identified Cost $11,013,801)	11,942,973

Principal Amount (‡)
Short-Term Investments — 10.9%
$208,242	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $208,242 on 10/01/2014 collateralized by $212,300 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $212,464 including accrued interest (Note 2 of Notes to Financial Statements)	208,242
251,096,543	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $251,096,543 on 10/01/2014 collateralized by $255,800,000 U.S. Treasury Note, 0.375% due 1/15/2016 valued at $256,119,750 including accrued interest (Note 2 of Notes to Financial Statements)	251,096,543

	Total Short-Term Investments (Identified Cost $251,304,785)	251,304,785

	Total Investments — 102.3% (Identified Cost $2,361,059,083)(a)	2,368,769,751
	Other assets less liabilities — (2.3)%	(52,662,117)

	Net Assets — 100.0%	$2,316,107,634

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $2,367,009,316 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,037,905
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,277,470)

	Net unrealized appreciation	$1,760,435

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	A portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Illiquid security. At September 30, 2014, the value of this security amounted to $265,482 or less than 0.1% of net assets.
(j)	Fair valued by the Fund’s adviser. At September 30, 2014, the value of this security amounted to $265,482 or less than 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $562,401,981 or 24.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

BRL	Brazilian Real
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2014

Treasuries	16.4%
Mortgage Related	10.0
Government Owned – No Guarantee	8.4
Banking	6.6
Non-Agency Commercial Mortgage-Backed Securities	5.6
Wirelines	3.8
Finance Companies	3.4
Supranational	2.4
Oil Field Services	2.3
Midstream	2.2
Automotive	2.1
Wireless	2.0
Other Investments, less than 2% each	26.2
Short-Term Investments	10.9

Total Investments	102.3
Other assets less liabilities	(2.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.8% of Net Assets
Non-Convertible Bonds — 78.4%
	ABS Home Equity — 4.6%
$248,974	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.832%, 9/25/2045(b)	$240,645
189,447	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	195,197
285,875	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	293,300
311,056	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.605%, 7/25/2037, 144A(b)	238,844
226,282	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	232,134
50,289	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.705%, 2/25/2035(b)	49,557
103,624	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 12A3, 2.822%, 11/25/2034(b)	102,849
114,132	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	116,754
96,526	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.612%, 5/25/2035(b)	95,517
87,395	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	78,360
543,402	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	544,138
267,455	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	183,170
332,037	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.425%, 4/25/2035(b)	288,543
434,311	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.596%, 11/20/2035(b)	414,292
338,412	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	317,218
73,788	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	76,158
402,860	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.738%, 6/19/2035(b)	403,460
316,111	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 2.959%, 7/19/2035(b)	296,542
77,709	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.814%, 12/25/2034(b)	74,922
548,931	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.682%, 9/25/2035(b)	554,416
179,862	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	147,867
97,491	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.591%, 3/25/2036(b)	79,053
393,005	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.655%, 1/25/2036(b)(c)	284,158
155,434	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	156,057
497,819	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.686%, 3/25/2035(b)	444,714

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$535,989	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.315%, 1/25/2047(b)	$408,187
474,679	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	358,548
101,199	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.633%, 5/25/2036(b)	92,075
419,748	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	339,440
335,099	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	344,664
572,251	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.926%, 1/25/2047(b)	549,154
108,539	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.875%, 4/25/2047(b)	97,949
552,500	Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A, 1.075%, 8/25/2046(b)	380,795

		8,478,677

	ABS Other — 0.4%
172,168	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	185,379
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	447,739

		633,118

	Aerospace & Defense — 1.7%
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,417,500
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	940,500
200,000	Oshkosh Corp., 5.375%, 3/01/2022	201,000
620,000	TransDigm, Inc., 6.000%, 7/15/2022, 144A	612,250

		3,171,250

	Airlines — 0.2%
4,753	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	4,985
137,903	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	141,626
216,879	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	218,627

		365,238

	Automotive — 0.6%
835,000	General Motors Co., 4.875%, 10/02/2023	883,012
185,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	184,538

		1,067,550

	Banking — 2.4%
2,100,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	819,324
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	910,200
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	831,626
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(d)	78,199

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(d)	$900,075
800,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	846,750

		4,386,174

	Brokerage — 0.4%
650,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	640,250

	Building Materials — 2.8%
880,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	853,600
395,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	428,575
451,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	457,765
1,280,000	HD Supply, Inc., 7.500%, 7/15/2020	1,328,000
50,000	Masco Corp., 6.500%, 8/15/2032	50,000
345,000	Masco Corp., 7.750%, 8/01/2029	395,297
1,000,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	940,000
900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	331,835
240,000	USG Corp., 5.875%, 11/01/2021, 144A	244,800

		5,029,872

	Cable Satellite — 1.7%
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	456,000
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	420,863
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	14,925
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018	51,375
995,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	1,013,656
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	239,775
155,000	Numericable Group S.A., 5.375%, 5/15/2022, 144A, (EUR)	202,296
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	265,331
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	373,125
130,000	Wave Holdco LLC/Wave Holdco Corp., 8.250%, (9.000% PIK), 7/15/2019, 144A(e)	133,250

		3,170,596

	Chemicals — 2.3%
600,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	643,500
265,000	Braskem Finance Ltd., 6.450%, 2/03/2024	275,600
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,343,900
850,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	865,937
445,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	458,350
635,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	674,688

		4,261,975

	Construction Machinery — 0.4%
650,000	Ashtead Capital, Inc., 5.625%, 10/01/2024, 144A	653,250

	Consumer Cyclical Services — 1.0%
732,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	761,280
1,095,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,105,950

		1,867,230

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.7%
$355,000	AES Corp. (The), 3.234%, 6/01/2019(b)	$349,675
500,000	Calpine Corp., 5.375%, 1/15/2023	483,750
415,000	Calpine Corp., 6.000%, 1/15/2022, 144A	438,862
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,740,518
13,839	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	14,946

		3,027,751

	Finance Companies — 4.9%
945,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021, 144A	940,275
340,000	CIT Group, Inc., 3.875%, 2/19/2019	334,050
65,000	CIT Group, Inc., 5.000%, 8/15/2022	65,163
545,000	CIT Group, Inc., 5.000%, 8/01/2023	540,912
600,000	iStar Financial, Inc., 4.000%, 11/01/2017	582,000
505,000	iStar Financial, Inc., 5.000%, 7/01/2019	486,063
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,004,850
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	618,637
1,230,000	Navient LLC, 5.500%, 1/25/2023	1,182,337
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	452,400
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	534,600
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,243,200
445,000	Springleaf Finance Corp., 8.250%, 10/01/2023	500,625
445,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	472,813

		8,957,925

	Financial Other — 0.9%
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	684,575
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	180,000
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	820,080

		1,684,655

	Food & Beverage — 1.2%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	643,448
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	219,385
605,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	668,525
250,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	246,250
480,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	484,800

		2,262,408

	Gaming — 0.7%
100,000	GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/2018	101,500
285,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020	290,612
740,000	MGM Resorts International, 6.750%, 10/01/2020	788,100

		1,180,212

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 0.6%
$530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	$555,244
465,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	479,695

		1,034,939

	Healthcare — 4.5%
360,000	Amsurg Corp., 5.625%, 7/15/2022, 144A	356,400
305,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	312,244
240,000	Catamaran Corp., 4.750%, 3/15/2021	230,850
1,330,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022, 144A	1,383,200
170,000	HCA, Inc., 7.050%, 12/01/2027	170,850
655,000	HCA, Inc., 7.500%, 12/15/2023	713,950
145,000	HCA, Inc., 7.500%, 11/06/2033	152,250
590,000	HCA, Inc., 7.690%, 6/15/2025	649,000
480,000	HCA, Inc., 8.360%, 4/15/2024	552,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	893,800
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	558,775
305,000	LifePoint Hospitals, Inc., 5.500%, 12/01/2021	308,813
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	306,125
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	612,775
375,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	374,062
720,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	719,100

		8,294,194

	Home Construction — 4.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(f)	109,500
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	652,500
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	541,250
345,000	KB Home, 7.000%, 12/15/2021	359,663
880,000	KB Home, 7.250%, 6/15/2018	941,600
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035(g)	2,978,250
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	493,762
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	80,150
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(f)	26,092
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(f)	142,230
915,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	894,412

		7,219,409

	Independent Energy — 4.9%
90,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	87,750
840,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	806,400
280,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	308,840
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	113,275
400,000	Halcon Resources Corp., 9.750%, 7/15/2020	407,000
180,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022, 144A	180,000
220,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	221,925
135,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	139,725
4,400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	145,200
595,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(f)	23,800

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$400,000	QEP Resources, Inc., 5.250%, 5/01/2023	$388,000
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	509,600
955,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	921,575
890,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	867,750
1,435,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	1,429,619
305,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	306,906
245,000	Sanchez Energy Corp., 6.125%, 1/15/2023, 144A	242,623
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	789,750
920,000	SM Energy Co., 5.000%, 1/15/2024	878,600
115,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	115,575

		8,883,913

	Industrial Other — 0.9%
265,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	265,994
955,000	CBRE Services, Inc., 5.250%, 3/15/2025	949,031
330,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	343,200

		1,558,225

	Integrated Energy — 1.0%
75,000	California Resources Corp., 5.000%, 1/15/2020, 144A	76,125
800,000	California Resources Corp., 5.500%, 9/15/2021, 144A	812,000
125,000	California Resources Corp., 6.000%, 11/15/2024, 144A	128,438
800,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	812,000

		1,828,563

	Leisure — 0.3%
655,000	24 Hour Holdings III LLC, 8.000%, 6/01/2022, 144A	605,875

	Lodging — 0.3%
605,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021, 144A	623,150

	Media Entertainment — 0.1%
151,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	157,795

	Metals & Mining — 2.5%
2,395,000	ArcelorMittal, 7.250%, 3/01/2041(g)	2,400,987
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022, 144A	783,075
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	231,896
200,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	199,000
515,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	513,713
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	177,406
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	276,075

		4,582,152

	Midstream — 1.8%
85,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	90,100
275,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019, 144A	269,500
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	430,538

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$405,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	$421,200
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	306,800
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022, 144A	381,150
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022, 144A	447,312
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	916,300

		3,262,900

	Non-Agency Commercial Mortgage-Backed Securities — 1.8%
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	1,752,205
805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	817,481
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	130,732
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.773%, 4/12/2049(b)	563,714

		3,264,132

	Oil Field Services — 1.0%
655,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	569,850
435,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	367,575
905,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	764,725
35,000	Parker Drilling Co., 6.750%, 7/15/2022, 144A	35,175
155,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022, 144A	153,450

		1,890,775

	Packaging — 1.2%
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	192,000
625,000	Berry Plastics Corp., 5.500%, 5/15/2022	601,563
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	735,181
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	744,000

		2,272,744

	Pharmaceuticals — 1.5%
250,000	Salix Pharmaceuticals Ltd., 6.000%, 1/15/2021, 144A	270,625
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,582,350
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	559,150
145,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	152,975
70,000	Valeant Pharmaceuticals International, Inc., 7.500%, 7/15/2021, 144A	74,900

		2,640,000

	Property & Casualty Insurance — 0.4%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	804,668

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Refining — 0.0%
$45,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625%, 1/15/2022	$45,675

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	41,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	476,325
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	224,475
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	39,725
445,000	GameStop Corp., 5.500%, 10/01/2019, 144A	439,438
280,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022, 144A	270,900
55,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	51,425
220,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	214,500
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	362,700
135,000	Toys R Us, Inc., 7.375%, 10/15/2018	93,150

		2,214,038

	Sovereigns — 0.3%
565,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	585,351

	Supermarkets — 0.5%
205,000	New Albertson’s, Inc., 7.450%, 8/01/2029	186,550
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	762,025

		948,575

	Supranational — 1.8%
458,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	773,855
88,390,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	1,524,218
2,175,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	894,258

		3,192,331

	Technology — 4.4%
490,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	467,950
2,500,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,356,250
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,819,025
160,000	Amkor Technology, Inc., 6.375%, 10/01/2022	165,600
140,000	Amkor Technology, Inc., 6.625%, 6/01/2021	145,950
260,000	Audatex North America, Inc., 6.125%, 11/01/2023, 144A	266,500
660,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	653,400
445,000	BMC Software Finance, Inc., 8.125%, 7/15/2021, 144A	427,200
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	323,400
430,000	Equinix, Inc., 4.875%, 4/01/2020	425,700
260,000	First Data Corp., 10.625%, 6/15/2021	295,750
187,000	iGATE Corp., 4.750%, 4/15/2019, 144A	181,390
440,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	451,550

		7,979,665

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.4%
$275,000	APL Ltd., 8.000%, 1/15/2024(h)(j)	$253,000
550,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	540,375

		793,375

	Treasuries — 8.9%
165,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	1,220,264
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	1,020,925
116,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	982,442
184,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	1,768,984
99,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	870,755
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	232,578
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)(g)	2,864,464
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	388,214
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	910,019
6,000,000	U.S. Treasury Note, 0.875%, 8/15/2017	5,971,404

		16,230,049

	Wireless — 2.4%
100,000	Altice S.A., 7.250%, 5/15/2022, 144A, (EUR)	130,726
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	432,399
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	442,149
800,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A(f)	72,800
2,711,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,589,005
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	371,850
180,000	Wind Acquisition Finance S.A., 4.203%, 7/15/2020, 144A, (EUR)(b)	226,496
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	192,000

		4,457,425

	Wirelines — 3.8%
332,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(i)	328,680
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	694,425
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	124,150
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	27,701
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	420,188
605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019	645,837
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	1,148,587
1,460,000	Oi S.A., 5.750%, 2/10/2022	1,365,246
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	343,275
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	37,450
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	95,625
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	441,000
1,030,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,304,731

		6,976,895

	Total Non-Convertible Bonds (Identified Cost $145,045,472)	143,184,944

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 10.4%
	Automotive — 0.2%
$240,000	Ford Motor Co., 4.250%, 11/15/2016	$411,300

	Construction Machinery — 1.5%
640,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	788,400
1,055,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,048,019

		2,836,419

	Consumer Products — 0.2%
350,000	Jarden Corp., 1.125%, 3/15/2034, 144A	348,906

	Energy — 1.1%
420,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	423,412
945,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	924,919
990,000	Peabody Energy Corp., 4.750%, 12/15/2066	678,150

		2,026,481

	Home Construction — 2.0%
565,000	KB Home, 1.375%, 2/01/2019	543,813
530,000	Lennar Corp., 2.750%, 12/15/2020, 144A	938,100
600,000	Lennar Corp., 3.250%, 11/15/2021, 144A	1,029,000
945,000	Standard Pacific Corp., 1.250%, 8/01/2032	1,064,306

		3,575,219

	Pharmaceuticals — 1.9%
58,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	61,408
239,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	261,705
699,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A	702,495
315,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	1,470,853
285,000	Mylan, Inc., 3.750%, 9/15/2015	973,631

		3,470,092

	REITs – Mortgage — 0.2%
310,000	iStar Financial, Inc., 3.000%, 11/15/2016	390,988

	Retailers — 0.6%
658,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020	732,436
235,000	Priceline Group, Inc. (The), 1.000%, 3/15/2018	316,222

		1,048,658

	Technology — 2.6%
900,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,048,500
215,000	JDS Uniphase Corp., 0.625%, 8/15/2033	214,866
465,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A	503,653
370,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032(g)	1,318,587
224,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	294,560
115,000	Novellus Systems, Inc., 2.625%, 5/15/2041	250,628
475,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A	527,250
355,000	Xilinx, Inc., 2.625%, 6/15/2017	525,622

		4,683,666

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.1%
$115,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019	$127,506

	Wirelines — 0.0%
48,800	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(h)(i)(j)(k)	5,740

	Total Convertible Bonds (Identified Cost $15,181,431)	18,924,975

	Total Bonds and Notes (Identified Cost $160,226,903)	162,109,919

Senior Loans — 1.5%
	Construction Machinery — 0.0%
75,000	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	75,094

	Media Entertainment — 0.0%
97,907	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	79,598

	Oil Field Services — 0.1%
122,182	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(b)	122,160

	Other Utility — 0.2%
232,063	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	226,841
12,623	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(b)	12,339
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	92,150

		331,330

	Supermarkets — 0.4%
550,000	Albertson’s Holdings LLC, Term Loan B4, 4.500%, 8/25/2021(b)	547,019
284,000	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	278,854

		825,873

	Transportation Services — 0.1%
99,750	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	99,044

	Wirelines — 0.7%
1,231,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,247,416
25,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(b)	24,958

		1,272,374

	Total Senior Loans (Identified Cost $2,809,004)	2,805,473

Shares
Preferred Stocks — 4.5%
Convertible Preferred Stocks — 2.5%
	Banking — 0.1%
94	Bank of America Corp., Series L, 7.250%	107,771

	Electric — 0.2%
7,189	NextEra Energy, Inc., 5.889%	430,693

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Food & Beverage — 0.5%
18,721	Tyson Foods, Inc., 4.750%	$941,666

	Metals & Mining — 0.2%
21,500	ArcelorMittal, 6.000%	454,295

	REITs – Diversified — 0.8%
7,337	Crown Castle International Corp., Series A, 4.500%	771,705
12,356	Weyerhaeuser Co., Series A, 6.375%	667,595

		1,439,300

	REITs – Mortgage — 0.3%
8,025	iStar Financial, Inc., Series J, 4.500%	477,488

	Utility Other — 0.4%
1,424	Dominion Resources, Inc., 6.375%	71,058
7,126	Dominion Resources, Inc., Series A, 6.125%	399,483
5,356	Dominion Resources, Inc., Series B, 6.000%	301,275

		771,816

	Total Convertible Preferred Stocks (Identified Cost $4,492,412)	4,623,029

Non-Convertible Preferred Stocks — 2.0%
	Banking — 1.7%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	2,121,680
965	Ally Financial, Inc., Series G, 7.000%, 144A	965,905

		3,087,585

	Finance Companies — 0.3%
12,925	iStar Financial, Inc., Series E, 7.875%	319,247
7,500	iStar Financial, Inc., Series F, 7.800%	184,350
550	iStar Financial, Inc., Series G, 7.650%	13,299

		516,896

	Total Non-Convertible Preferred Stocks (Identified Cost $3,279,860)	3,604,481

	Total Preferred Stocks (Identified Cost $7,772,272)	8,227,510

Common Stocks — 1.4%
	Automobiles — 0.9%
50,658	General Motors Co.	1,618,016

	Oil, Gas & Consumable Fuels — 0.3%
14,882	Kinder Morgan, Inc.	570,576

	Trading Companies & Distributors — 0.2%
2,696	United Rentals, Inc.(l)	299,526

	Total Common Stocks (Identified Cost $2,413,285)	2,488,118

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Warrants — 0.1%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(h)(j)(l)	$—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(l)	81,944

	Total Warrants (Identified Cost $29,892)	81,944

Principal Amount (‡)
Short-Term Investments — 7.6%
$37,620	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $37,620 on 10/01/2014 collateralized by $38,400 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $38,430 including accrued interest (Note 2 of Notes to Financial Statements)	37,620
13,311,362	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $13,311,362 on 10/01/2014 collateralized by $13,665,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $13,579,594 including accrued interest (Note 2 of Notes to Financial Statements)	13,311,362
475,000	U.S. Treasury Bills, 0.041%, 2/05/2015(m)(n)	474,963

	Total Short-Term Investments (Identified Cost $13,823,914)	13,823,945

	Total Investments — 103.9% (Identified Cost $187,075,270)(a)	189,536,909
	Other assets less liabilities — (3.9)%	(7,044,814)

	Net Assets — 100.0%	$182,492,095

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $187,229,403 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,559,970
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,252,464)

	Net unrealized appreciation	$2,307,506

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)	Perpetual bond with no specified maturity date.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2014, the issuer has not paid out any interest payments.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

(g)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(h)	Illiquid security. At September 30, 2014, the value of these securities amounted to $258,740 or 0.1% of net assets.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $258,740 or 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(l)	Non-income producing security.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $56,561,464 or 31.0% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2014	Euro	1,170,000	$1,478,045	$(98,261)
Sell	10/31/2014	Euro	2,470,000	3,120,317	220,346

Total					$122,085

1 Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2014	43	$5,929,969	$51,042

Industry Summary at September 30, 2014

Treasuries	8.9%
Technology	7.0
Home Construction	6.0
Finance Companies	5.2
Independent Energy	4.9
ABS Home Equity	4.6
Healthcare	4.5
Wirelines	4.5
Banking	4.2
Pharmaceuticals	3.4
Building Materials	2.8
Metals & Mining	2.7
Wireless	2.4
Chemicals	2.3
Other Investments, less than 2% each	32.9
Short-Term Investments	7.6

Total Investments	103.9
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(3.9)

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 98.9% of Net Assets
Non-Convertible Bonds — 98.8%
	Australia — 2.1%
185,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)(b)	$183,654

	Belgium — 3.5%
100,000	Anheuser-Busch InBev NV, EMTN, 1.250%, 3/24/2017, (EUR)	128,561
130,000	Belgium Government Bond, 2.250%, 6/22/2023, (EUR)(b)	180,784

		309,345

	Brazil — 0.8%
35,000	CSN Islands IX Corp., 10.000%, 1/15/2015	35,837
30,000	Petrobras Global Finance BV, 3.115%, 3/17/2020(c)	30,561

		66,398

	Canada — 1.6%
30,000	Bombardier, Inc., 4.750%, 4/15/2019, 144A	29,925
25,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	22,447
61,044	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	54,587
30,000	Videotron Ltd., 5.375%, 6/15/2024, 144A	29,700

		136,659

	Colombia — 0.2%
15,000	Ecopetrol S.A., 4.125%, 1/16/2025	14,512

	Denmark — 1.0%
445,000	Denmark Government Bond, 4.000%, 11/15/2019, (DKK)	89,922

	Finland — 3.4%
40,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	53,023
150,000	Finland Government Bond, 4.000%, 7/04/2025, 144A, (EUR)(b)	242,846

		295,869

	France — 5.6%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	70,639
220,000	French Treasury Note BTAN, 1.750%, 2/25/2017, (EUR)(b)	289,560
100,000	Sanofi, EMTN, 1.875%, 9/04/2020, (EUR)	133,980

		494,179

	Germany — 9.3%
30,000	BMW Finance NV, 2.375%, 1/24/2023, (EUR)	41,277
140,000	Bundesrepublik Deutschland, 1.750%, 7/04/2022, (EUR)(b)	192,598
105,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	144,031
45,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	80,202
165,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	233,141
40,000	Bundesrepublik Deutschland, 4.750%, 7/04/2034, (EUR)	76,438
40,000	Volkswagen International Finance NV, EMTN, 1.875%, 5/15/2017, (EUR)	52,463

		820,150

	Hungary — 0.0%
4,000	Hungary Government International Bond, 5.375%, 3/25/2024	4,220

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Ireland — 1.0%
60,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)	$85,071

	Italy — 6.3%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	92,487
45,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	62,414
75,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 5/01/2017, (EUR)	104,863
190,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	292,382

		552,146

	Japan — 25.0%
80,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	778,101
17,400,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	164,327
39,100,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	373,407
3,750,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)	34,885
9,500,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)	96,963
13,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	130,072
59,300,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	615,253

		2,193,008

	Luxembourg — 0.3%
25,000	ArcelorMittal, 6.000%, 3/01/2021	26,281

	Mexico — 3.3%
37,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	287,256

	Netherlands — 1.7%
15,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)(b)	21,070
90,000	Netherlands Government Bond, 4.500%, 7/15/2017, 144A, (EUR)(b)	127,908

		148,978

	New Zealand — 2.2%
200,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	162,542
35,000	New Zealand Government Bond, 6.000%, 4/15/2015, (NZD)	27,679

		190,221

	Norway — 2.0%
1,075,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	178,959

	Philippines — 1.3%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	116,289

	Poland — 2.0%
145,000	Poland Government Bond, 3.250%, 7/25/2019, (PLN)	45,538
130,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	41,888
80,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)(b)	84,994

		172,420

	Singapore — 0.2%
20,000	Singapore Government Bond, 2.500%, 6/01/2019, (SGD)	16,334

	South Africa — 0.6%
595,000	South Africa Government Bond, 7.750%, 2/28/2023, (ZAR)	51,512

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Spain — 4.4%
50,000	Iberdrola Finanzas SAU, EMTN, 6.000%, 7/01/2022, (GBP)	$94,908
25,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	36,293
130,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	213,459
40,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	44,546

		389,206

	Sweden — 1.0%
545,000	Sweden Government Bond, Series 1052, 4.250%, 3/12/2019, (SEK)	87,667

	Switzerland — 0.7%
50,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	64,337

	United Kingdom — 7.5%
50,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	89,202
45,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	86,059
50,000	Heathrow Funding Ltd., MTN, 5.225%, 2/15/2025, (GBP)	91,405
15,000	United Kingdom Gilt, 1.000%, 9/07/2017, (GBP)	24,125
15,000	United Kingdom Gilt, 4.250%, 12/07/2027, (GBP)	28,691
80,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	131,866
70,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)(b)	136,596
15,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	31,727
20,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	40,093

		659,764

	United States — 11.8%
25,000	Ally Financial, Inc., 3.500%, 7/18/2016	25,281
65,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C, 2.380%, 6/10/2019	65,578
50,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	71,222
50,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.692%, 8/17/2017, (EUR)(c)	63,150
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	95,984
95,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)(b)	128,360
50,000	JPMorgan Chase & Co., EMTN, 3.875%, 9/23/2020, (EUR)	73,501
15,000	KB Home, 4.750%, 5/15/2019	14,588
15,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	12,675
35,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	29,575
10,000	Sprint Communications, Inc., 6.000%, 11/15/2022	9,700
15,000	Time Warner Cable, Inc., 6.750%, 6/15/2039	19,271
280,000	U.S. Treasury Note, 0.125%, 12/31/2014(d)	280,044
45,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	47,137
45,000	US Airways Pass Through Trust, Series 2013-1, Class A, 3.950%, 5/15/2027	45,337
25,000	Verizon Communications, Inc., 5.050%, 3/15/2034	26,488
30,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	30,825

		1,038,716

	Total Non-Convertible Bonds (Identified Cost $9,329,513)	8,673,073

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.1%
	United States — 0.1%
$5,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019 (Identified Cost $5,000)	$5,544

	Total Bonds and Notes (Identified Cost $9,334,513)	8,678,617

Shares
Preferred Stocks — 0.2%
	United States — 0.2%
164	Dominion Resources, Inc., Series A, 6.125%, 4/01/2016	9,194
64	Dominion Resources, Inc., Series B, 6.000%, 7/01/2016	3,600
115	Weyerhaeuser Co., Series A, 6.375%, 7/01/2016	6,213

	Total Preferred Stocks (Identified Cost $18,020)	19,007

	Total Investments — 99.1% (Identified Cost $9,352,533)(a)	8,697,624
	Other assets less liabilities — 0.9%	83,063

	Net Assets — 100.0%	$8,780,687

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized depreciation on investments based on a cost of $9,547,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$163,539
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,013,357)

	Net unrealized depreciation	$(849,818)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $601,309 or 6.8% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/24/2014	British Pound	37,000	$59,939	$(490)
Sell[1]	12/24/2014	British Pound	37,000	59,939	359
Buy[2]	12/17/2014	Canadian Dollar	336,000	299,470	(9,782)
Buy[1]	12/17/2014	Euro	155,000	195,879	(4,781)
Sell[1]	12/29/2014	Euro	47,000	59,401	701
Buy[3]	11/18/2014	Japanese Yen	8,900,000	81,175	(5,995)
Sell[1]	12/17/2014	Mexican Peso	360,000	26,666	698
Buy[1]	12/11/2014	South Korean Won	192,100,000	181,493	(6,233)

Total					$(25,523)

At September 30, 2014, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
12/22/2014	Japanese Yen	9,785,346	South Korean Won[4]	94,000,000	$(521)
12/17/2014	New Zealand Dollar	246,500	Euro[3]	156,149	6,338

Total					$5,817

1 Counterparty is Barclays Bank PLC.

2 Counterparty is UBS AG.

3 Counterparty is Bank of America, N.A.

4 Counterparty is Credit Suisse International.

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

At September 30, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro BOBL	12/08/2014	5	$807,847	$2,644

Industry Summary at September 30, 2014

Treasuries	63.3%
Government Guaranteed	8.9
Banking	3.9
Food & Beverage	2.6
Electric	2.2
Local Authorities	2.1
Other Investments, less than 2% each	16.1

Total Investments	99.1
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	0.9

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

Euro	37.0%
Japanese Yen	25.0
British Pound	10.8
United States Dollar	9.7
Mexican Peso	3.3
New Zealand Dollar	2.2
Australian Dollar	2.1
Norwegian Krone	2.0
Other, less than 2% each	7.0

Total Investments	99.1
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.4% of Net Assets
	ABS Car Loan — 2.0%
$2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	$2,202,044
1,640,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	1,638,611
1,165,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	1,170,291
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,694,542
2,350,000	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	2,348,531
1,045,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	1,046,274
625,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	624,510
2,120,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	2,116,125

		13,840,928

	ABS Credit Card — 0.9%
3,220,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.760%, 9/15/2022	3,113,978
3,400,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	3,511,694

		6,625,672

	ABS Home Equity — 0.1%
267,269	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	272,675
160,491	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 6.200%, 1/25/2028(b)	160,459

		433,134

	ABS Other — 0.4%
3,000,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/2019	2,982,288

	Agency Commercial Mortgage-Backed Securities — 11.5%
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,561,618
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,633,071
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,651,234
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	714,806
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,629,055
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	7,968,067

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	$33,820,389
6,334,422	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.505%, 4/25/2019(c)	6,338,190
292,184	Government National Mortgage Association, Series 2003-72, Class Z, 5.377%, 11/16/2045(c)	315,115
296,726	Government National Mortgage Association, Series 2003-88, Class Z, 5.106%, 3/16/2046(c)	317,689
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 4.443%, 8/16/2051(c)	14,488,062

		81,437,296

	Collateralized Mortgage Obligations — 13.2%
165,997	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.870%, 5/15/2023(c)	170,036
107,411	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.760%, 8/15/2023(c)	109,395
398,581	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	440,694
516,396	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.554%, 11/15/2032(c)	518,692
2,679,041	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	2,858,401
4,054,957	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	4,254,798
3,618,554	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	4,017,380
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,813,955
3,653,540	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	3,820,459
6,249,309	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	6,764,896
3,110,845	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.252%, 6/15/2048(c)	3,237,637
3,990,558	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.309%, 12/15/2036(c)	4,160,863
237,239	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	244,957
127,803	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 2.230%, 9/25/2022(c)	131,734
103,776	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.910%, 4/25/2024(c)	106,098
23,965	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.755%, 8/25/2042(c)	23,875
1,986,592	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	2,078,872

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,809,338	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	$1,989,261
3,881,000	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.831%, 8/25/2038(c)	3,940,527
91,373	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.960%, 4/25/2023(c)	93,299
14,009	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.304%, 3/25/2044(c)	14,229
713,603	Government National Mortgage Association, Series 1998-19, Class ZB, 6.500%, 7/20/2028	807,351
3,071,900	Government National Mortgage Association, Series 2012-124, Class HT, 7.215%, 7/20/2032(c)	3,497,724
7,999,656	Government National Mortgage Association, Series 2012-H29, Class HF, 0.656%, 10/20/2062(c)	8,030,246
7,702,757	Government National Mortgage Association, Series 2013-H02, Class GF, 0.656%, 12/20/2062(c)	7,735,509
5,554,613	Government National Mortgage Association, Series 2013-H08, Class FA, 0.506%, 3/20/2063(c)	5,530,295
4,645,176	Government National Mortgage Association, Series 2013-H10, Class FA, 0.556%, 3/20/2063(c)	4,636,272
14,407,030	Government National Mortgage Association, Series 2013-H22, Class FT, 0.770%, 4/20/2063(c)	14,489,006
579,591	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.504%, 12/07/2020(c)	580,241
1,603,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,650,689
1,266,525	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.606%, 10/07/2020(c)	1,273,053
1,815,848	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.716%, 12/08/2020(c)	1,829,899
112,148	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.716%, 12/08/2020(c)	112,957

		92,963,300

	Hybrid ARMs — 21.5%
1,714,263	FHLMC, 2.088%, 6/01/2037(c)	1,816,751
1,718,020	FHLMC, 2.290%, 4/01/2036(c)	1,793,692
4,343,261	FHLMC, 2.297%, 9/01/2035(c)	4,645,509
1,201,310	FHLMC, 2.339%, 11/01/2038(c)	1,285,533
3,300,447	FHLMC, 2.345%, 7/01/2033	3,505,986
2,491,404	FHLMC, 2.370%, 3/01/2036(c)	2,663,491
8,477,095	FHLMC, 2.374%, 3/01/2037(c)	9,066,094
2,249,833	FHLMC, 2.374%, 9/01/2038(c)	2,394,432
814,740	FHLMC, 2.375%, 2/01/2035(c)	873,059
5,643,713	FHLMC, 2.377%, 2/01/2036(c)	6,040,273
434,305	FHLMC, 2.385%, 9/01/2038(c)	467,620
1,055,818	FHLMC, 2.401%, 4/01/2037(c)	1,131,776
2,816,426	FHLMC, 2.416%, 2/01/2036(c)	3,016,513
1,899,561	FHLMC, 2.455%, 3/01/2038(c)	2,043,291
3,429,019	FHLMC, 2.486%, 4/01/2037(c)	3,687,918
1,006,830	FHLMC, 2.514%, 12/01/2034(c)	1,080,061
788,034	FHLMC, 2.805%, 3/01/2037(c)	850,137
1,067,747	FHLMC, 3.097%, 11/01/2038(c)	1,135,353

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,928,555	FHLMC, 4.072%, 9/01/2038(c)	$2,041,731
253,930	FHLMC, 5.276%, 12/01/2037(c)	266,165
293,398	FNMA, 1.909%, 2/01/2037(c)	309,624
3,437,673	FNMA, 1.923%, 7/01/2035(c)	3,655,733
6,605,647	FNMA, 2.037%, 9/01/2037(c)	7,074,485
5,397,963	FNMA, 2.105%, 4/01/2037(c)	5,710,086
4,964,583	FNMA, 2.149%, 7/01/2035(c)	5,281,926
552,839	FNMA, 2.158%, 8/01/2035(c)	591,090
1,451,436	FNMA, 2.169%, 8/01/2034(c)	1,577,048
997,260	FNMA, 2.256%, 9/01/2034(c)	1,070,898
1,010,435	FNMA, 2.263%, 10/01/2033(c)	1,083,275
1,687,566	FNMA, 2.270%, 9/01/2036	1,797,476
2,372,861	FNMA, 2.276%, 4/01/2037(c)	2,551,656
4,269,336	FNMA, 2.287%, 11/01/2033(c)	4,540,092
818,789	FNMA, 2.310%, 12/01/2034(c)	828,522
1,608,567	FNMA, 2.310%, 1/01/2036	1,719,198
2,078,911	FNMA, 2.320%, 4/01/2034(c)	2,218,728
569,679	FNMA, 2.334%, 4/01/2033(c)	612,054
2,580,358	FNMA, 2.334%, 6/01/2036(c)	2,750,847
8,848,342	FNMA, 2.339%, 10/01/2034(c)	9,505,762
6,435,489	FNMA, 2.345%, 4/01/2034(c)	6,900,561
4,072,003	FNMA, 2.348%, 8/01/2035(c)	4,305,391
4,854,008	FNMA, 2.373%, 9/01/2037(c)	5,177,770
5,206,148	FNMA, 2.405%, 6/01/2037	5,597,802
2,348,784	FNMA, 2.412%, 6/01/2033	2,478,865
2,962,822	FNMA, 2.412%, 10/01/2033	3,173,586
5,585,155	FNMA, 2.424%, 3/01/2037(c)	6,010,883
1,892,063	FNMA, 2.445%, 2/01/2047(c)	2,031,353
533,047	FNMA, 2.554%, 8/01/2033(c)	569,385
5,313,350	FNMA, 2.562%, 7/01/2037(c)	5,705,759
618,422	FNMA, 2.625%, 8/01/2036	665,209
1,733,606	FNMA, 2.656%, 5/01/2035(c)	1,866,630
3,219,191	FNMA, 2.973%, 6/01/2035(c)	3,432,417
1,238,284	FNMA, 4.709%, 8/01/2038(c)	1,331,145

		151,930,641

	Mortgage Related — 17.4%
177,563	FHLMC, 3.000%, 10/01/2026	182,842
1,345,245	FHLMC, 4.000%, with various maturities from 2024 to 2042(d)	1,421,084
1,128,258	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	1,211,437
497,330	FHLMC, 5.500%, 10/01/2023	544,187
42,381	FHLMC, 6.000%, 11/01/2019	45,280
1,358,909	FHLMC, 6.500%, with various maturities from 2017 to 2034(d)	1,576,351
14,458	FHLMC, 7.000%, 2/01/2016	14,582
657	FHLMC, 7.500%, with various maturities from 2014 to 2026(d)	745
1,036	FHLMC, 8.000%, 9/01/2015	1,058
2,133	FHLMC, 10.000%, 7/01/2019	2,361
31,937	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	33,084

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$233,819	FNMA, 3.000%, 3/01/2042	$231,920
2,534,744	FNMA, 4.500%, 1/01/2025	2,706,206
3,741,047	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	4,138,319
1,821,634	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	2,008,869
3,009,764	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	3,286,755
473,603	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	533,443
24,479	FNMA, 7.000%, 12/01/2022	24,558
143,741	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	162,362
3,942	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	4,039
5,321,954	GNMA, 1.857%, 2/20/2061(c)	5,602,133
4,170,758	GNMA, 2.042%, 2/20/2063(c)	4,421,258
4,931,266	GNMA, 2.316%, 3/20/2063(c)	5,299,790
3,012,740	GNMA, 2.527%, 2/20/2063(c)	3,251,837
4,759,684	GNMA, 4.479%, 2/20/2062	5,152,229
4,864,431	GNMA, 4.521%, 12/20/2061	5,258,902
7,334,944	GNMA, 4.532%, 12/20/2062	7,994,612
2,452,287	GNMA, 4.560%, 3/20/2062	2,654,510
12,232,942	GNMA, 4.583%, 11/20/2062	13,350,874
1,575,974	GNMA, 4.599%, 4/20/2063	1,724,084
4,465,749	GNMA, 4.604%, 6/20/2062	4,859,155
1,512,976	GNMA, 4.616%, 8/20/2061	1,634,216
1,904,672	GNMA, 4.639%, 3/20/2062	2,068,194
8,443,158	GNMA, 4.659%, 2/20/2062	9,171,541
2,019,934	GNMA, 4.698%, 7/20/2061	2,181,052
8,683,584	GNMA, 4.700%, with various maturities in 2061(d)	9,387,492
1,997,749	GNMA, 4.717%, 3/20/2061	2,149,796
1,621,808	GNMA, 4.808%, 8/20/2062	1,762,284
904,905	GNMA, 5.167%, 4/20/2061	980,366
25,754	GNMA, 6.000%, 12/15/2031	29,833
114,913	GNMA, 6.500%, 5/15/2031	134,004
105,498	GNMA, 7.000%, 10/15/2028	121,436
8,684,227	Government National Mortgage Association, Series 2014-H14, Class FA, 0.656%, 7/20/2064(c)	8,710,167
6,350,941	Government National Mortgage Association, Series 2014-H15, Class FA, 0.656%, 7/20/2064(c)	6,357,247

		122,386,494

	Non-Agency Commercial Mortgage-Backed Securities — 15.2%
1,290,000	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,288,715
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.781%, 4/10/2049(c)	1,931,611
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	403,714
1,294,904	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,380,176
3,215,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.104%, 6/15/2031, 144A(c)	3,209,332

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$3,490,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.254%, 5/15/2030, 144A(c)	$3,493,490
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.339%, 12/10/2049(c)	1,619,950
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,419,036
885,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 0.954%, 3/15/2029, 144A(c)	885,556
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,834,530
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,724,316
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.173%, 2/15/2041(c)	3,318,432
1,000,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.954%, 3/15/2026, 144A(c)	998,834
1,200,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.856%, 12/05/2031, 144A(c)	1,197,461
3,350,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(c)	3,353,715
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,385,855
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,518,971
3,555,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	3,447,003
253,598	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043	269,516
2,692,804	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,900,592
4,730,695	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,096,851
3,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.934%, 4/15/2030, 144A(c)	3,497,753
975,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	1,009,450
2,380,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.132%, 7/15/2031, 144A(c)	2,380,000
1,637,286	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,773,058
1,882,058	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	2,082,488
1,137,971	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,216,556
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,815,075
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2, 3.085%, 8/15/2046	3,743,963
3,485,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.773%, 4/12/2049(c)	3,736,941

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,459,481	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.105%, 6/11/2049(c)	$1,603,049
2,220,181	Motel 6 Trust, Series 2012-MTL6, Class A1, 1.500%, 10/05/2025, 144A	2,203,041
2,273,011	PFP III Ltd., Series 2014-1, Class A, 1.324%, 6/14/2031, 144A(c)	2,277,502
3,420,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.204%, 4/15/2032, 144A(c)	3,420,000
1,520,000	SCG Trust, Series 2013-SRP1, Class A, 1.554%, 11/15/2026, 144A(c)	1,524,416
4,122,954	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,406,819
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,069,620
1,515,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	1,571,735

		107,009,122

	Treasuries — 12.2%
7,000,000	U.S. Treasury Note, 0.084%, 4/30/2016(c)	7,003,591
21,610,000	U.S. Treasury Note, 0.625%, 9/30/2017	21,292,592
10,000,000	U.S. Treasury Note, 0.875%, 11/30/2016	10,036,720
23,890,000	U.S. Treasury Note, 0.875%, 5/15/2017	23,860,138
21,810,000	U.S. Treasury Note, 1.625%, 3/31/2019	21,748,670
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,368,603

		86,310,314

	Total Bonds and Notes (Identified Cost $662,014,201)	665,919,189

Short-Term Investments — 2.9%
2,819,113	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $2,819,113 on 10/01/2014 collateralized by $2,895,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $2,876,906 including accrued interest (Note 2 of Notes to Financial Statements)	2,819,113
14,355,000	U.S. Treasury Bills, 0.000%-0.073%, 10/16/2014(e)(f)	14,354,943
2,400,000	U.S. Treasury Bills, 0.025%-0.030%,10/30/2014(e)(f)	2,399,967
1,300,000	U.S. Treasury Bills, 0.019%, 12/26/2014(e)	1,299,953

	Total Short-Term Investments (Identified Cost $20,873,699)	20,873,976

	Total Investments — 97.3% (Identified Cost $682,887,900)(a)	686,793,165
	Other assets less liabilities — 2.7%	18,929,757

	Net Assets — 100.0%	$705,722,922

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $682,896,702 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,769,133
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,872,670)

	Net unrealized appreciation	$3,896,463

(b)	Fair valued by the Fund’s adviser. At September 30, 2014, the value of this security amounted to $160,459 or less than 0.1% of net assets.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $45,379,135 or 6.4% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2014

Hybrid ARMs	21.5%
Mortgage Related	17.4
Non-Agency Commercial Mortgage-Backed Securities	15.2
Collateralized Mortgage Obligations	13.2
Treasuries	12.2
Agency Commercial Mortgage-Backed Securities	11.5
ABS Car Loan	2.0
Other Investments, less than 2% each	1.4
Short-Term Investments	2.9

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities

September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$2,361,059,083	$187,075,270	$9,352,533	$682,887,900
Net unrealized appreciation (depreciation)	7,710,668	2,461,639	(654,909)	3,905,265

Investments at value	2,368,769,751	189,536,909	8,697,624	686,793,165
Cash	9,794	—	89,509	—
Foreign currency at value (identified cost $0, $0, $55,555 and $0)	—	—	53,777	—
Receivable for Fund shares sold	134,802,912	238,272	508	18,458,859
Receivable from investment adviser (Note 6)	—	—	11,334	—
Receivable for securities sold	9,455,741	—	4,940	—
Receivable for delayed delivery securities sold (Note 2)	158,357,597	—	—	—
Collateral received for delayed delivery securities (Note 2)	120,000	—	—	—
Dividends and interest receivable	23,772,360	2,241,109	81,828	2,325,627
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	220,346	8,096	—
Tax reclaims receivable	—	183	—	—
Receivable for variation margin on futures contracts (Note 2)	—	17,469	646	—

TOTAL ASSETS	2,695,288,155	192,254,288	8,948,262	707,577,651

LIABILITIES
Payable for securities purchased	59,149,549	3,489,647	4,028	—
Payable for delayed delivery securities purchased (Note 2)	316,890,042	—	—	—
Payable for Fund shares redeemed	1,670,567	5,827,673	34	801,059
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	98,261	27,802	—
Due to broker (Note 2)	120,000	—	—	—
Distributions payable	—	—	—	361,137
Management fees payable (Note 6)	661,933	94,927	—	205,618
Deferred Trustees’ fees (Note 6)	367,910	156,607	70,004	327,279
Administrative fees payable (Note 6)	75,647	6,795	316	23,980
Payable to distributor (Note 6d)	16,133	1,144	82	3,535
Other accounts payable and accrued expenses	228,740	87,139	65,309	132,121

TOTAL LIABILITIES	379,180,521	9,762,193	167,575	1,854,729

NET ASSETS	$2,316,107,634	$182,492,095	$8,780,687	$705,722,922

NET ASSETS CONSIST OF:
Paid-in capital	$2,291,939,003	$176,135,286	$9,815,180	$714,134,950
Undistributed (Distributions in excess of) net investment income	2,265,864	(990,073)	(290,213)	(509,665)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	14,438,981	4,730,965	(66,677)	(11,807,628)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	7,463,786	2,615,917	(677,603)	3,905,265

NET ASSETS	$2,316,107,634	$182,492,095	$8,780,687	$705,722,922

See accompanying notes to financial statements.

|  68

Statements of Assets and Liabilities (continued)

September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$642,784,269	$42,630,035	$3,292,495	$314,359,555

Shares of beneficial interest	48,779,934	9,504,582	353,262	27,067,694

Net asset value and redemption price per share	$13.18	$4.49	$9.32	$11.61

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.80	$4.70	$9.76	$11.97

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$678,389	$121,762	$—	$4,202,930

Shares of beneficial interest	51,222	27,022	—	362,327

Net asset value and offering price per share	$13.24	$4.51	$—	$11.60

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$256,306,524	$14,555,269	$2,285,115	$56,936,404

Shares of beneficial interest	19,442,455	3,237,663	249,161	4,898,352

Net asset value and offering price per share	$13.18	$4.50	$9.17	$11.62

Class N shares:
Net assets	$105,514,200	$—	$—	$—

Shares of beneficial interest	7,948,021	—	—	—

Net asset value, offering and redemption price per share	$13.28	$—	$—	$—

Class Y shares:
Net assets	$1,310,824,252	$125,185,029	$3,203,077	$330,224,033

Shares of beneficial interest	98,776,082	27,960,180	342,508	28,345,451

Net asset value, offering and redemption price per share	$13.27	$4.48	$9.35	$11.65

See accompanying notes to financial statements.

69  |

Statements of Operations

For the Year Ended September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$62,112,508	$9,527,589	$278,674	$14,325,885
Dividends	201,331	614,015	1,550	—

	62,313,839	10,141,604	280,224	14,325,885

Expenses
Management fees (Note 6)	5,892,030	1,064,303	73,102	2,469,783
Service and distribution fees (Note 6)	3,351,631	272,839	45,704	1,561,246
Administrative fees (Note 6)	681,061	77,171	5,309	291,541
Trustees’ fees and expenses (Note 6)	96,998	41,975	27,019	73,910
Transfer agent fees and expenses (Notes 6 and 7)	1,271,491	177,403	10,049	554,550
Audit and tax services fees	51,830	51,529	54,014	55,662
Custodian fees and expenses	115,233	63,912	34,817	38,824
Legal fees	14,078	1,617	108	5,981
Registration fees	241,664	72,562	52,001	113,402
Shareholder reporting expenses	85,146	12,547	2,728	41,358
Miscellaneous expenses	42,481	17,590	13,568	26,194

Total expenses	11,843,643	1,853,448	318,419	5,232,451
Fee/expense recovery (Note 6)	8,278	—	—	19
Less waiver and/or expense reimbursement (Note 6)	—	(2)	(174,569)	—

Net expenses	11,851,921	1,853,446	143,850	5,232,470

Net investment income	50,461,918	8,288,158	136,374	9,093,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	24,024,153	5,506,494	(134,655)	685,538
Futures contracts	—	(399,513)	47,559	—
Foreign currency transactions	143,640	(305,326)	(10,289)	—
Net change in unrealized appreciation (depreciation) on:
Investments	21,191,120	185,515	34,851	(170,093)
Futures contracts	—	62,266	(11,011)	—
Foreign currency translations	(274,397)	371,541	(39,212)	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	45,084,516	5,420,977	(112,757)	515,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,546,434	$13,709,135	$23,617	$9,608,860

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$50,461,918	$51,424,057	$8,288,158	$11,194,515
Net realized gain on investments, futures contracts and foreign currency transactions	24,167,793	10,004,991	4,801,655	9,721,190
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	20,916,723	(79,732,461)	619,322	(6,196,937)

Net increase (decrease) in net assets resulting from operations	95,546,434	(18,303,413)	13,709,135	14,718,768

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(16,342,911)	(22,049,388)	(2,319,281)	(4,012,237)
Class B	(25,257)	(57,416)	(10,542)	(24,416)
Class C	(5,957,503)	(9,800,300)	(607,126)	(826,420)
Class N	(1,590,647)	(139,775)	—	—
Class Y	(31,114,909)	(32,556,568)	(5,768,684)	(7,718,674)
Net realized capital gains
Class A	(136,985)	(7,656,569)	(2,541,543)	(224,929)
Class B	(359)	(28,613)	(15,464)	(1,686)
Class C	(68,534)	(4,172,024)	(825,367)	(52,693)
Class N	(6,286)	—	—	—
Class Y	(216,547)	(10,215,543)	(5,865,247)	(409,949)

Total distributions	(55,459,938)	(86,676,196)	(17,953,254)	(13,271,004)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	959,743,921	28,754,694	17,157,058	(56,084,432)

Net increase (decrease) in net assets	999,830,417	(76,224,915)	12,912,939	(54,636,668)
NET ASSETS
Beginning of the year	1,316,277,217	1,392,502,132	169,579,156	224,215,824

End of the year	$2,316,107,634	$1,316,277,217	$182,492,095	$169,579,156

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,265,864	$2,382,095	$(990,073)	$(316,940)

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$136,374	$229,231	$9,093,415	$7,651,464
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(97,385)	284,540	685,538	960,423
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(15,372)	(1,122,879)	(170,093)	(14,157,642)

Net increase (decrease) in net assets resulting from operations	23,617	(609,108)	9,608,860	(5,545,755)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(60,780)	(206,411)	(7,143,858)	(8,021,271)
Class B	—	—	(70,496)	(103,744)
Class C	(20,131)	(54,617)	(819,006)	(1,101,044)
Class Y	(19,438)	(65,554)	(5,695,825)	(5,835,575)
Net realized capital gains
Class A	(239,613)	(216,225)	—	(122,270)
Class B	—	—	—	(2,674)
Class C	(87,333)	(81,575)	—	(26,374)
Class Y	(74,045)	(62,926)	—	(83,455)
Paid-in capital
Class A	—	—	—	(57,173)
Class B	—	—	—	(955)
Class C	—	—	—	(11,573)
Class Y	—	—	—	(40,475)

Total distributions	(501,340)	(687,308)	(13,729,185)	(15,406,583)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(5,654,159)	(3,307,652)	24,611,252	43,978,695

Net increase (decrease) in net assets	(6,131,882)	(4,604,068)	20,490,927	23,026,357
NET ASSETS
Beginning of the year	14,912,569	19,516,637	685,231,995	662,205,638

End of the year	$8,780,687	$14,912,569	$705,722,922	$685,231,995

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(290,213)	$(67,205)	$(509,665)	$(594,519)

See accompanying notes to financial statements.

|  72

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.71		$13.52	$12.71	$12.75	$11.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42		0.44	0.43	0.52	0.54
Net realized and unrealized gain (loss)	0.51		(0.51)	1.07	0.03 (b)	0.91

Total from Investment Operations	0.93		(0.07)	1.50	0.55	1.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		(0.55)	(0.50)	(0.59)	(0.61)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.46)		(0.74)	(0.69)	(0.59)	(0.61)

Net asset value, end of the period	$13.18		$12.71	$13.52	$12.71	$12.75

Total return(d)	7.43%		(0.61)%	12.18%	4.42%	12.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$642,784		$436,199	$479,823	$237,759	$214,723
Net expenses	0.79	%(e)	0.79%	0.82%	0.87%	0.90%
Gross expenses	0.79	%(e)	0.79%	0.82%	0.87%	0.90%
Net investment income	3.19%		3.29%	3.31%	4.07%	4.41%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class B
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.77		$13.57	$12.75	$12.79	$11.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.33	0.34	0.42	0.44
Net realized and unrealized gain (loss)	0.50		(0.50)	1.07	0.03 (b)	0.92

Total from Investment Operations	0.83		(0.17)	1.41	0.45	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.44)	(0.40)	(0.49)	(0.52)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.36)		(0.63)	(0.59)	(0.49)	(0.52)

Net asset value, end of the period	$13.24		$12.77	$13.57	$12.75	$12.79

Total return(d)	6.56%		(1.32)%	11.38%	3.60%	11.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$678		$1,180	$2,386	$3,092	$4,490
Net expenses	1.55	%(e)	1.54%	1.57%	1.62%	1.65%
Gross expenses	1.55	%(e)	1.54%	1.57%	1.62%	1.65%
Net investment income	2.51%		2.50%	2.61%	3.32%	3.64%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.72		$13.53	$12.71	$12.76	$11.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.34	0.33	0.42	0.45
Net realized and unrealized gain (loss)	0.50		(0.51)	1.08	0.02 (b)	0.91

Total from Investment Operations	0.82		(0.17)	1.41	0.44	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.45)	(0.40)	(0.49)	(0.52)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.36)		(0.64)	(0.59)	(0.49)	(0.52)

Net asset value, end of the period	$13.18		$12.72	$13.53	$12.71	$12.76

Total return(d)	6.54%		(1.36)%	11.46%	3.56%	11.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$256,307		$232,034	$275,346	$137,836	$123,123
Net expenses	1.54	%(e)	1.54%	1.57%	1.62%	1.65%
Gross expenses	1.54	%(e)	1.54%	1.57%	1.62%	1.65%
Net investment income	2.46%		2.54%	2.55%	3.32%	3.66%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.80		$13.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46		0.32
Net realized and unrealized gain (loss)	0.52		(0.59)

Total from Investment Operations	0.98		(0.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)		(0.36)
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.50)		(0.36)

Net asset value, end of the period	$13.28		$12.80

Total return	7.81%		(2.02	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$105,514		$19,247
Net expenses	0.46%		0.44	%(d)
Gross expenses	0.46%		0.44	%(d)
Net investment income	3.42%		3.81	%(d)
Portfolio turnover rate	122%		107%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.80		$13.61	$12.78	$12.82	$11.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45		0.47	0.46	0.55	0.57
Net realized and unrealized gain (loss)	0.51		(0.51)	1.09	0.03 (b)	0.92

Total from Investment Operations	0.96		(0.04)	1.55	0.58	1.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)		(0.58)	(0.53)	(0.62)	(0.64)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.49)		(0.77)	(0.72)	(0.62)	(0.64)

Net asset value, end of the period	$13.27		$12.80	$13.61	$12.78	$12.82

Total return	7.65%		(0.35)%	12.54%	4.65%	12.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,310,824		$627,617	$634,946	$143,215	$69,322
Net expenses	0.54	%(d)	0.54%	0.58%	0.62%	0.65%
Gross expenses	0.54	%(d)	0.54%	0.58%	0.62%	0.65%
Net investment income	3.42%		3.54%	3.50%	4.31%	4.66%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.59	$4.60		$4.46		$4.91		$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.24		0.24		0.28		0.32
Net realized and unrealized gain (loss)	0.17	0.03		0.59		(0.42)		0.42

Total from Investment Operations	0.38	0.27		0.83		(0.14)		0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.27)		(0.30)		(0.31)		(0.32)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.48)	(0.28)		(0.69)		(0.31)		(0.32)

Net asset value, end of the period	$4.49	$4.59		$4.60		$4.46		$4.91

Total return(c)	8.42%	6.27%		20.90	%(b)	(3.30)%		17.05	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$42,630	$45,791		$95,876		$59,907		$68,011
Net expenses	1.14%	1.15	%(e)	1.15	%(d)	1.15	%(f)	1.15	%(d)
Gross expenses	1.14%	1.15	%(e)	1.19%		1.15	%(f)	1.20%
Net investment income	4.57%	5.11%		5.50%		5.60%		6.72%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.02%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class B
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.61	$4.61		$4.47		$4.92		$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.21		0.21		0.25		0.28
Net realized and unrealized gain (loss)	0.16	0.03		0.58		(0.43)		0.42

Total from Investment Operations	0.34	0.24		0.79		(0.18)		0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.23)		(0.26)		(0.27)		(0.28)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.44)	(0.24)		(0.65)		(0.27)		(0.28)

Net asset value, end of the period	$4.51	$4.61		$4.61		$4.47		$4.92

Total return(c)	7.51%	5.66%		19.93	%(b)	(4.04)%		16.13	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$122	$385		$560		$738		$1,209
Net expenses	1.90%	1.90	%(e)	1.90	%(d)	1.90	%(e)	1.90	%(d)
Gross expenses	1.90%	1.90	%(e)	1.94%		1.90	%(e)	1.94%
Net investment income	3.88%	4.37%		4.79%		4.90%		6.00%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.61	$4.61		$4.47		$4.92		$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.21		0.21		0.25		0.28
Net realized and unrealized gain (loss)	0.16	0.04		0.59		(0.43)		0.43

Total from Investment Operations	0.34	0.25		0.80		(0.18)		0.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)		(0.27)		(0.27)		(0.29)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.45)	(0.25)		(0.66)		(0.27)		(0.29)

Net asset value, end of the period	$4.50	$4.61		$4.61		$4.47		$4.92

Total return(c)	7.60%	5.46%		19.96	%(b)	(4.02)%		16.15	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,555	$15,233		$16,863		$15,790		$19,312
Net expenses	1.89%	1.90	%(e)	1.90	%(d)	1.90	%(e)	1.90	%(d)
Gross expenses	1.89%	1.90	%(e)	1.94%		1.90	%(e)	1.95%
Net investment income	3.84%	4.36%		4.78%		4.89%		5.97%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.59	$4.59		$4.46		$4.90		$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.25		0.26		0.29		0.33
Net realized and unrealized gain (loss)	0.16	0.04		0.57		(0.41)		0.41

Total from Investment Operations	0.38	0.29		0.83		(0.12)		0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.28)		(0.31)		(0.32)		(0.33)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.49)	(0.29)		(0.70)		(0.32)		(0.33)

Net asset value, end of the period	$4.48	$4.59		$4.59		$4.46		$4.90

Total return	8.72%	6.56%		20.93	%(b)	(2.86)%		17.11	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125,185	$108,170		$110,917		$38,011		$69,887
Net expenses	0.89%	0.90	%(d)	0.90	%(c)	0.90	%(d)	0.90	%(c)
Gross expenses	0.89%	0.90	%(d)	0.95%		0.90	%(d)	0.93%
Net investment income	4.83%	5.37%		5.78%		5.86%		7.02%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.81		$10.44	$10.94		$11.17	$10.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.14	0.19		0.25	0.22
Net realized and unrealized gain (loss)	(0.25)		(0.41)	0.62		0.06 (b)	0.48

Total from Investment Operations	(0.13)		(0.27)	0.81		0.31	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.18)	(0.94)		(0.40)	(0.29)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.36)		(0.36)	(1.31)		(0.54)	(0.37)

Net asset value, end of the period	$9.32		$9.81	$10.44		$10.94	$11.17

Total return(c)(d)	(1.29)%		(2.62)%	8.42%		2.70%	6.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,292		$8,983	$11,898		$10,927	$18,758
Net expenses(e)	1.06	%(f)	1.05%	1.09	%(g)(h)	1.10%	1.10%
Gross expenses	2.46%		1.93%	1.85%		1.64%	1.49%
Net investment income	1.24%		1.39%	1.83%		2.26%	2.14%
Portfolio turnover rate	51	%(i)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.05%.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%.
(h)	Effective July 1, 2012, the expense limit decreased from 1.10% to 1.05%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.73		$10.37	$10.87		$11.11	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.06	0.12		0.17	0.15
Net realized and unrealized gain (loss)	(0.25)		(0.39)	0.61		0.05 (b)	0.46

Total from Investment Operations	(0.20)		(0.33)	0.73		0.22	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.13)	(0.86)		(0.32)	(0.24)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.36)		(0.31)	(1.23)		(0.46)	(0.32)

Net asset value, end of the period	$9.17		$9.73	$10.37		$10.87	$11.11

Total return(c)(d)	(2.11)%		(3.27)%	7.64%		1.87%	5.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,285		$3,328	$4,355		$7,503	$6,145
Net expenses(e)	1.81	%(f)	1.80%	1.84	%(g)(h)	1.85%	1.85%
Gross expenses	3.26%		2.68%	2.61%		2.40%	2.24%
Net investment income	0.50%		0.65%	1.13%		1.52%	1.40%
Portfolio turnover rate	51	%(i)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.80%.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%.
(h)	Effective July 1, 2012, the expense limit decreased from 1.85% to 1.80%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.82		$10.44	$10.93		$11.16	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.16	0.21		0.28	0.25
Net realized and unrealized gain (loss)	(0.25)		(0.40)	0.63		0.06 (b)	0.47

Total from Investment Operations	(0.10)		(0.24)	0.84		0.34	0.72

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.20)	(0.96)		(0.43)	(0.30)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.37)		(0.38)	(1.33)		(0.57)	(0.38)

Net asset value, end of the period	$9.35		$9.82	$10.44		$10.93	$11.16

Total return(c)	(1.05)%		(2.34)%	8.68%		3.06%	6.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,203		$2,601	$3,264		$5,852	$8,908
Net expenses(d)	0.81	%(e)	0.80%	0.85	%(f)(g)	0.85%	0.85%
Gross expenses	2.33%		1.68%	1.60%		1.36%	1.23%
Net investment income	1.52%		1.64%	2.05%		2.47%	2.41%
Portfolio turnover rate	51	%(h)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 0.80%.
(f)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 0.84%.
(g)	Effective July 1, 2012, the expense limit decreased from 0.85% to 0.80%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.68		$12.04		$11.87		$12.02		$11.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.13		0.18		0.17		0.20
Net realized and unrealized gain (loss)	0.01		(0.23)		0.28		0.03		0.49

Total from Investment Operations	0.17		(0.10)		0.46		0.20		0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.26)		(0.29)		(0.26)		(0.27)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.24)		(0.26)		(0.29)		(0.35)		(0.27)

Net asset value, end of the period	$11.61		$11.68		$12.04		$11.87		$12.02

Total return(d)	1.44%		(0.81)%		3.94	%(c)	1.71	%(c)	6.03	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$314,360		$355,212		$357,870		$293,675		$164,265
Net expenses	0.80	%(f)	0.87	%(g)	0.85	%(e)	0.85	%(e)	0.89	%(e)
Gross expenses	0.80	%(f)	0.87	%(g)	0.90%		0.92%		0.97%
Net investment income	1.35%		1.11%		1.54%		1.44%		1.73%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class B
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.67		$12.03		$11.86		$12.00		$11.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.10		0.09		0.12
Net realized and unrealized gain (loss)	0.01		(0.23)		0.27		0.03		0.47

Total from Investment Operations	0.08		(0.19)		0.37		0.12		0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.17)		(0.20)		(0.17)		(0.18)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.15)		(0.17)		(0.20)		(0.26)		(0.18)

Net asset value, end of the period	$11.60		$11.67		$12.03		$11.86		$12.00

Total return(d)	0.69%		(1.56)%		3.17	%(c)	1.04	%(c)	5.16	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,203		$5,930		$8,370		$10,976		$4,049
Net expenses	1.55	%(f)	1.62	%(g)	1.60	%(e)	1.60	%(e)	1.64	%(e)
Gross expenses	1.55	%(f)	1.62	%(g)	1.65%		1.68%		1.72%
Net investment income	0.61%		0.34%		0.81%		0.72%		1.00%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.69		$12.05		$11.88		$12.03		$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.10		0.08		0.12
Net realized and unrealized gain (loss)	0.01		(0.23)		0.27		0.03		0.48

Total from Investment Operations	0.08		(0.19)		0.37		0.11		0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.17)		(0.20)		(0.17)		(0.18)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.15)		(0.17)		(0.20)		(0.26)		(0.18)

Net asset value, end of the period	$11.62		$11.69		$12.05		$11.88		$12.03

Total return(d)	0.69%		(1.55)%		3.17	%(c)	0.96	%(c)	5.24	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$56,936		$71,963		$75,522		$68,776		$75,984
Net expenses	1.55	%(f)	1.62	%(g)	1.60	%(e)	1.60	%(e)	1.64	%(e)
Gross expenses	1.55	%(f)	1.62	%(g)	1.65%		1.67%		1.72%
Net investment income	0.61%		0.36%		0.80%		0.68%		0.98%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.72		$12.08		$11.91		$12.05		$11.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.16		0.21		0.20		0.23
Net realized and unrealized gain (loss)	0.02		(0.23)		0.28		0.04		0.48

Total from Investment Operations	0.20		(0.07)		0.49		0.24		0.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.29)		(0.32)		(0.29)		(0.30)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.27)		(0.29)		(0.32)		(0.38)		(0.30)

Net asset value, end of the period	$11.65		$11.72		$12.08		$11.91		$12.05

Total return	1.70%		(0.56)%		4.19	%(c)	2.05	%(c)	6.20	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$330,224		$252,127		$220,444		$130,874		$95,847
Net expenses	0.55	%(e)	0.62	%(f)	0.60	%(d)	0.60	%(d)	0.63	%(d)
Gross expenses	0.55	%(e)	0.62	%(f)	0.65%		0.67%		0.71%
Net investment income	1.58%		1.35%		1.77%		1.68%		1.94%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.

See accompanying notes to financial statements.

|  88

Notes to Financial Statements

September 30, 2014

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, Core Plus Bond Fund offers Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

89  |

Notes to Financial Statements (continued)

September 30, 2014

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Core Plus Bond Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market.

|  90

Notes to Financial Statements (continued)

September 30, 2014

In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities

91  |

Notes to Financial Statements (continued)

September 30, 2014

has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

|  92

Notes to Financial Statements (continued)

September 30, 2014

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker

93  |

Notes to Financial Statements (continued)

September 30, 2014

bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

No swap agreements were held by the Funds during the year ended September 30, 2014.

g.  Delayed Delivery Commitments.   The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other

|  94

Notes to Financial Statements (continued)

September 30, 2014

party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

95  |

Notes to Financial Statements (continued)

September 30, 2014

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received, deferred Trustees’ fees, distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, dividends payable, contingent payment debt instruments, return of capital distributions received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$55,031,227	$428,711	$55,459,938
High Income Fund	10,202,315	7,750,939	17,953,254
International Bond Fund	203,566	297,774	501,340
Limited Term Government and Agency Fund	13,729,185	—	13,729,185

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Core Plus Bond Fund	$78,998,718	$7,677,478	$—	$86,676,196
High Income Fund	12,581,747	689,257	—	13,271,004
International Bond Fund	523,768	163,540	—	687,308
Limited Term Government and Agency Fund	15,061,634	234,773	110,176	15,406,583

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  96

Notes to Financial Statements (continued)

September 30, 2014

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$13,690,639	$1,542,394	$—	$178,752
Undistributed long-term capital gains	9,332,349	3,411,381	130,876	—

Total undistributed earnings	23,022,988	4,953,775	130,876	178,752

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	(3,476,934)
Long-term:
No expiration date	—	—	—	(8,321,892)

Total capital loss carryforward	—	—	—	(11,798,826)

Late-year ordinary and post-October capital loss deferrals*	—	—	(239,916)	—
Unrealized appreciation (depreciation)	1,513,553	2,288,657	(855,450)	3,896,463

Total accumulated earnings (losses)	$24,536,541	$7,242,432	$(964,490)	$(7,723,611)

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

97  |

Notes to Financial Statements (continued)

September 30, 2014

k.  Due to Brokers.  Transactions and positions in certain futures, forward foreign currency contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. Due to brokers’ balances in the Statement of Assets and Liabilities for Core Plus Bond Fund represent cash received as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

|  98

Notes to Financial Statements (continued)

September 30, 2014

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

99  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$12,623,552	(b)	$12,623,552
Airlines	—	—	4,362,720	(b)	4,362,720
All Other Non-Convertible Bonds(a)	—	2,024,630,486	—		2,024,630,486

Total Non-Convertible Bonds	—	2,024,630,486	16,986,272		2,041,616,758

Convertible Bonds(a)	—	—	265,482	(c)	265,482

Total Bonds and Notes	—	2,024,630,486	17,251,754		2,041,882,240

Senior Loans(a)	—	63,639,753	—		63,639,753
Preferred Stocks
Cable Satellite	—	9,302,800	—		9,302,800
All Other Preferred Stocks(a)	2,640,173	—	—		2,640,173

Total Preferred Stocks	2,640,173	9,302,800	—		11,942,973

Short-Term Investments	—	251,304,785	—		251,304,785

Total	$2,640,173	$2,348,877,824	$17,251,754		$2,368,769,751

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

|  100

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$185,379	$447,739	(b)	$633,118
Airlines	—	360,253	4,985	(b)	365,238
All Other Non-Convertible Bonds(a)	—	142,186,588	—		142,186,588

Total Non-Convertible Bonds	—	142,732,220	452,724		143,184,944

Convertible Bonds
Wirelines	—	—	5,740	(c)	5,740
All Other Convertible Bonds(a)	—	18,919,235	—		18,919,235

Total Convertible Bonds	—	18,919,235	5,740		18,924,975

Total Bonds and Notes	—	161,651,455	458,464		162,109,919

Senior Loans(a)	—	2,805,473	—		2,805,473
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	941,666	—		941,666
REITs - Mortgage	—	477,488	—		477,488
All Other Convertible Preferred Stocks(a)	3,203,875	—	—		3,203,875

Total Convertible Preferred Stocks	3,203,875	1,419,154	—		4,623,029

Non-Convertible Preferred Stocks(a)	3,604,481	—	—		3,604,481

Total Preferred Stocks	6,808,356	1,419,154	—		8,227,510

Common Stocks(a)	2,488,118	—	—		2,488,118
Warrants(d)	81,944	—	—		81,944
Short-Term Investments	—	13,823,945	—		13,823,945

Total Investments	9,378,418	179,700,027	458,464		189,536,909

Forward Foreign Currency Contracts (unrealized appreciation)	—	220,346	—		220,346
Futures Contracts (unrealized appreciation)	51,042	—	—		51,042

Total	$9,429,460	$179,920,373	$458,464		$189,808,297

101  |

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(98,261)	$—	$(98,261)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $444,425 was transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized at the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$—	$993,379	$45,337	(b)	$1,038,716
All Other Non-Convertible Bonds(a)	—	7,634,357	—		7,634,357

Total Non-Convertible Bonds	—	8,627,736	45,337		8,673,073

Convertible Bonds(a)	—	5,544	—		5,544

Total Bonds and Notes	—	8,633,280	45,337		8,678,617

Preferred Stocks(a)	19,007	—	—		19,007

Total Investments	19,007	8,633,280	45,337		8,697,624

Forward Foreign Currency Contracts (unrealized appreciation)	—	8,096	—		8,096
Futures Contracts (unrealized appreciation)	2,644	—	—		2,644

Total	$21,651	$8,641,376	$45,337		$8,708,364

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(27,802)	$—	$(27,802)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

|  102

Notes to Financial Statements (continued)

September 30, 2014

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$11,146,386	$2,694,542		$13,840,928
ABS Home Equity	—	272,675	160,459	(b)	433,134
Agency Commercial Mortgage-Backed Securities	—	66,949,234	14,488,062		81,437,296
Collateralized Mortgage Obligations	—	92,359,184	604,116		92,963,300
All Other Bonds and Notes(a)	—	477,244,531	—		477,244,531

Total Bonds and Notes	—	647,972,010	17,947,179		665,919,189

Short-Term Investments	—	20,873,976	—		20,873,976

Total	$—	$668,845,986	$17,947,179		$686,793,165

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Core Plus Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$8,485,775	$—	$—	$336,590	$3,801,187
Airlines	4,343,325	589	435	188,501	—
Convertible Bonds
Wirelines	1,513,625	4,367	577,437	(269,379)	—

Total	$14,342,725	$4,956	$577,872	$255,712	$3,801,187

103  |

Notes to Financial Statements (continued)

September 30, 2014

Core Plus Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$12,623,552	$336,590
Airlines	(170,130)	—	—	4,362,720	190,921
Convertible Bonds
Wirelines	(1,560,568)	—	—	265,482	7,426

Total	$(1,730,698)	$—	$—	$17,251,754	$534,937

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(2,142)	$449,881
Airlines	740,816	7,948	109,503	(94,573)	—
Convertible Bonds
Wirelines	43,333	—	3,789	5,701	—

Total	$784,149	$7,948	$113,292	$(91,014)	$449,881

|  104

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$447,739	$(2,142)
Airlines	(758,709)	—	—	4,985	66
Convertible Bonds
Wirelines	(47,083)	—	—	5,740	160

Total	$(805,792)	$—	$—	$458,464	$(1,916)

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
United States	$41,625	$—	$—	$3,712	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$45,337	$3,712

105  |

Notes to Financial Statements (continued)

September 30, 2014

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$31	$2,694,511
ABS Home Equity	—	—	(483)	(5,497)	—
ABS Student Loan	1,336,443	—	—	(4,130)	—
Agency Commercial Mortgage-Backed Securities	15,008,145	—	—	(520,083)	—
Collateralized Mortgage Obligations	23,331,092	—	—	(196)	23,973

Total	$39,675,680	$—	$(483)	$(529,875)	$2,718,484

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
ABS Car Loan	$—	$—	$—	$2,694,542	$31
ABS Home Equity	(70,264)	236,703	—	160,459	(5,497)
ABS Student Loan	(1,332,313)	—	—	—	—
Agency Commercial Mortgage-Backed Securities	—	—	—	14,488,062	(520,083)
Collateralized Mortgage Obligations	(201,592)	—	(22,549,161)	604,116	36

Total	$(1,604,169)	$236,703	$(22,549,161)	$17,947,179	$(525,513)

|  106

Notes to Financial Statements (continued)

September 30, 2014

A debt security valued at $236,703 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $15,279,698 was transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $7,269,463 were transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that High Income Fund and International Bond Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2014, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

High Income Fund and International Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2014, High Income Fund and International Bond Fund used futures contracts to manage duration.

107  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of derivative instruments for High Income Fund as of September 30, 2014, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$220,346	$—	$220,346
Exchange traded/cleared asset derivatives
Interest rate contracts	—	51,042	51,042

Total asset derivatives	$220,346	$51,042	$271,388

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(98,261)	$—	$(98,261)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(399,513)	$—
Foreign exchange contracts	—	(305,345)

Total	$(399,513)	$(305,345)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$62,266	$—
Foreign exchange contracts	—	394,816

Total	$62,266	$394,816

[2]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

|  108

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2014, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$8,096	$—	$8,096
Exchange traded/cleared asset derivatives
Interest rate contracts	—	2,644	2,644

Total asset derivatives	$8,096	$2,644	$10,740

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(27,802)	$—	$(27,802)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$47,559	$—
Foreign exchange contracts	—	5,541

Total	$47,559	$5,541

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(11,011)	$—
Foreign exchange contracts	—	(30,957)

Total	$(11,011)	$(30,957)

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

109  |

Notes to Financial Statements (continued)

September 30, 2014

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2014:

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	3.60%	2.24%
Highest Notional Amount Outstanding	3.81%	3.37%
Lowest Notional Amount Outstanding	2.52%	0.53%
Notional Amount Outstanding as of September 30, 2014	2.52%	3.25%

International Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	21.61%	7.02%
Highest Notional Amount Outstanding	29.86%	9.23%
Lowest Notional Amount Outstanding	8.64%	5.87%
Notional Amount Outstanding as of September 30, 2014	17.43%	9.20%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards, and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreements, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related

|  110

Notes to Financial Statements (continued)

September 30, 2014

collateral received or pledged, on the Statements of Assets and Liabilities. As of September 30, 2014, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for the Funds, by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$220,346	$(98,261)	$122,085	$—	$122,085

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(98,261)	$98,261	$—	$—	$—

International Bond Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$6,338	$(5,995)	$343	$—	$343
Barclays Bank PLC	1,758	(1,758)	—	—	—

	$8,096	$(7,753)	$343	$—	$343

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(5,995)	$5,995	$—	$—	$—
Barclays Bank PLC	(11,504)	1,758	(9,746)	—	(9,746)
Credit Suisse International	(521)	—	(521)	—	(521)
UBS AG	(9,782)	—	(9,782)	—	(9,782)

	$(27,802)	$7,753	$(20,049)	$—	$(20,049)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit

111  |

Notes to Financial Statements (continued)

September 30, 2014

default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$342,807	$244,546
International Bond Fund	28,745	20,992

5.  Purchases and Sales of Securities.  For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$1,821,292,383	$1,535,662,225	$834,773,500	$340,638,280
High Income Fund	19,828,692	13,856,805	88,185,335	84,672,113
International Bond Fund	1,384,890	1,580,101	4,598,577	10,036,347
Limited Term Government and Agency Fund	100,336,867	98,043,431	57,167,230	66,233,842

|  112

Notes to Financial Statements (continued)

September 30, 2014

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

113  |

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.15%	1.90%	1.90%	—	0.90%
International Bond Fund	1.05%	—	1.80%	—	0.80%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$2,946,015	$—	$2,946,015	0.188%	0.188%
High Income Fund	1,064,303	2	1,064,301	0.600%	0.600%
International Bond Fund	73,102	73,102	—	0.600%	—
Limited Term Government and Agency Fund	2,469,783	—	2,469,783	0.369%	0.369%

[1]	Management fee waivers are subject to possible recovery until September 30, 2015.

In addition, the investment adviser reimbursed non-class-specific expenses of International Bond Fund in the amount of $101,467 for the year ended September 30, 20142.

|  114

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$2,946,015	0.188%

[2]	Expense reimbursements are subject to possible recovery until September 30, 2015.

For the year ended September 30, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$2,937	$9	$1,711	$3,621	$8,278
Limited Term Government and Agency Fund	10	—	2	7	19

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily

115  |

Notes to Financial Statements (continued)

September 30, 2014

net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$1,174,415	$2,311	$541,992	$6,934	$1,625,979
High Income Fund	122,056	648	37,048	1,943	111,144
International Bond Fund	18,831	—	6,718	—	20,155
Limited Term Government and Agency Fund	876,460	13,489	157,708	40,465	473,124

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$681,061
High Income Fund	77,171
International Bond Fund	5,309
Limited Term Government and Agency Fund	291,541

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

|  116

Notes to Financial Statements (continued)

September 30, 2014

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$1,132,176
High Income Fund	141,476
International Bond Fund	7,052
Limited Term Government and Agency Fund	290,576

As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$16,133
High Income Fund	1,144
International Bond Fund	82
Limited Term Government and Agency Fund	3,535

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

117  |

Notes to Financial Statements (continued)

September 30, 2014

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2014 were as follows:

Fund	Commissions
Core Plus Bond Fund	$869,199
High Income Fund	55,445
International Bond Fund	3,432
Limited Term Government and Agency Fund	175,604

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are

|  118

Notes to Financial Statements (continued)

September 30, 2014

normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payment by Affiliates.  For the year ended September 30, 2014, Loomis Sayles reimbursed the Limited Term Government and Agency Fund $412 for losses incurred in connection with a trading error.

h.  Affiliated Ownership.  As of September 30, 2014, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentage of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.11%
International Bond Fund	1.29%
Limited Term Government and Agency Fund	0.14%

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2014, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$393,242	$796	$182,883	$161	$694,409

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage

119  |

Notes to Financial Statements (continued)

September 30, 2014

of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	—	—	0.11%	0.11%
High Income Fund	2	14.48%	—	14.48%
International Bond Fund	—	—	1.29%	1.29%
Limited Term Government and Agency Fund	1	11.26%	0.14%	11.40%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  120

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares.    Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,795,175	$393,768,013	23,400,679	$312,055,029
Issued in connection with the reinvestment of distributions	1,003,545	13,146,005	1,815,759	23,994,065
Redeemed	(16,328,796)	(214,096,387)	(26,393,734)	(344,871,782)

Net change	14,469,924	$192,817,631	(1,177,296)	$(8,822,688)

Class B
Issued from the sale of shares	923	$12,023	3,363	$45,726
Issued in connection with the reinvestment of distributions	1,536	20,111	5,269	70,185
Redeemed	(43,656)	(574,001)	(92,007)	(1,231,008)

Net change	(41,197)	$(541,867)	(83,375)	$(1,115,097)

Class C
Issued from the sale of shares	7,230,506	$95,528,924	8,354,865	$111,674,557
Issued in connection with the reinvestment of distributions	260,172	3,405,772	591,854	7,828,050
Redeemed	(6,291,404)	(81,808,202)	(11,061,448)	(144,010,707)

Net change	1,199,274	$17,126,494	(2,114,729)	$(24,508,100)

Class N
Issued from the sale of shares	7,101,873	$95,126,708	1,567,247	$19,814,495
Issued in connection with the reinvestment of distributions	119,610	1,591,071	10,969	139,775
Redeemed	(776,670)	(10,310,123)	(75,008)	(954,522)

Net change	6,444,813	$86,407,656	1,503,208	$18,999,748

Class Y
Issued from the sale of shares	68,813,227	$914,578,778	45,112,822	$603,948,919
Issued in connection with the reinvestment of distributions	1,861,139	24,597,610	2,320,259	30,841,104
Redeemed	(20,930,186)	(275,242,381)	(45,057,119)	(590,589,192)

Net change	49,744,180	$663,934,007	2,375,962	$44,200,831

Increase (decrease) from capital share transactions	71,816,994	$959,743,921	503,770	$28,754,694

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

121  |

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,133,818	$23,326,417	4,989,606	$23,721,653
Issued in connection with the reinvestment of distributions	971,866	4,324,321	812,256	3,817,055
Redeemed	(6,566,505)	(29,978,953)	(16,692,970)	(78,579,586)

Net change	(460,821)	$(2,328,215)	(10,891,108)	$(51,040,878)

Class B
Issued from the sale of shares	3,463	$15,765	11,352	$52,895
Issued in connection with the reinvestment of distributions	4,994	22,266	4,586	21,581
Redeemed	(64,948)	(299,817)	(53,925)	(252,094)

Net change	(56,491)	$(261,786)	(37,987)	$(177,618)

Class C
Issued from the sale of shares	504,940	$2,306,974	702,239	$3,347,581
Issued in connection with the reinvestment of distributions	269,328	1,199,074	150,549	707,094
Redeemed	(844,464)	(3,842,672)	(1,205,196)	(5,689,434)

Net change	(70,196)	$(336,624)	(352,408)	$(1,634,759)

Class Y
Issued from the sale of shares	12,451,931	$56,610,742	17,170,028	$80,940,800
Issued in connection with the reinvestment of distributions	1,946,529	8,656,379	1,311,917	6,160,472
Redeemed	(10,009,792)	(45,183,438)	(19,061,214)	(90,332,449)

Net change	4,388,668	$20,083,683	(579,269)	$(3,231,177)

Increase (decrease) from capital share transactions	3,801,160	$17,157,058	(11,860,772)	$(56,084,432)

|  122

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	251,225	$2,423,574	418,554	$4,190,166
Issued in connection with the reinvestment of distributions	27,646	261,255	31,172	316,920
Redeemed	(840,947)	(8,207,626)	(673,797)	(6,649,849)

Net change	(562,076)	$(5,522,797)	(224,071)	$(2,142,763)

Class C
Issued from the sale of shares	35,986	$344,217	108,173	$1,088,309
Issued in connection with the reinvestment of distributions	8,952	83,701	9,072	91,839
Redeemed	(138,017)	(1,323,477)	(194,937)	(1,913,707)

Net change	(93,079)	$(895,559)	(77,692)	$(733,559)

Class Y
Issued from the sale of shares	312,197	$3,041,181	152,390	$1,539,901
Issued in connection with the reinvestment of distributions	4,536	42,916	5,073	51,430
Redeemed	(239,134)	(2,319,900)	(205,113)	(2,022,661)

Net change	77,599	$764,197	(47,650)	$(431,330)

Increase (decrease) from capital share transactions	(577,556)	$(5,654,159)	(349,413)	$(3,307,652)

123  |

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	10,352,825	$120,783,887	12,850,713	$153,126,484
Issued in connection with the reinvestment of distributions	509,189	5,940,640	561,467	6,662,144
Redeemed	(14,196,566)	(165,594,450)	(12,732,399)	(151,248,094)

Net change	(3,334,552)	$(38,869,923)	679,781	$8,540,534

Class B
Issued from the sale of shares	109,804	$1,281,761	57,224	$682,522
Issued in connection with the reinvestment of distributions	5,851	68,193	8,642	102,565
Redeemed	(261,431)	(3,046,644)	(253,623)	(3,009,576)

Net change	(145,776)	$(1,696,690)	(187,757)	$(2,224,489)

Class C
Issued from the sale of shares	1,307,714	$15,266,049	2,982,402	$35,505,345
Issued in connection with the reinvestment of distributions	43,490	507,877	58,167	690,850
Redeemed	(2,606,942)	(30,440,808)	(3,153,586)	(37,432,038)

Net change	(1,255,738)	$(14,666,882)	(113,017)	$(1,235,843)

Class Y
Issued from the sale of shares	19,913,274	$232,904,721	19,772,954	$235,387,316
Issued in connection with the reinvestment of distributions	270,399	3,163,665	321,692	3,829,024
Redeemed	(13,350,830)	(156,223,639)	(16,833,635)	(200,317,847)

Net change	6,832,843	$79,844,747	3,261,011	$38,898,493

Increase (decrease) from capital share transactions	2,096,777	$24,611,252	3,640,018	$43,978,695

|  124

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2014 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

125  |

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.23%
High Income	3.76%
International Bond	0.64%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$428,711
High Income	7,750,939
International Bond	297,774

Qualified Dividend Income.  For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
International Bond

|  126

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

127  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

|  128

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

129  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  130

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

131  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  132

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14
Loomis Sayles Core Plus Bond Fund	$41,080	$42,659	$257	$198	$7,673	$7,788	$—	$—

1.	Audit-related fees consist of:

2013 & 2014 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2013 & 2014 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2013 and 2014 were $7,930 and $7,986 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/12- 9/30/13	10/1/13- 9/30/14
Control Affiliates	$73,039	$228,621

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)(3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: November 21, 2014

By:	/s/ Michael C. Kardok
Name: Michael C. Kardok
Title: Treasurer
Date: November 21, 2014